UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23381

Nuveen High Income 2023 Target Term Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 December 2018

Nuveen Closed-End Funds

JHY	Nuveen High Income 2020 Target Term Fund
JHD	Nuveen High Income December 2019 Target Term Fund
JHB	Nuveen High Income November 2021 Target Term Fund
JHAA	Nuveen High Income 2023 Target Term Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chairman’s Letter to Shareholders

Dear Shareholders,

The global economy seemed to reach a turning point in 2018. Growth was peaking in the U.S. and slowing elsewhere. Deregulation and tax law changes, which lowered corporate and individual tax rates and encouraged companies to repatriate overseas profits, helped boost U.S. economic growth and amplify corporate earnings during 2018. Meanwhile, a weakening housing market and a flattening yield curve in the U.S. and disappointing economic growth across Europe, China and Japan signaled caution. As the year developed, future corporate profit growth was looking less certain than at the start of the year. Adding to the uncertainty were the removal of U.S. central bank monetary stimulus, rising interest rates, a stronger U.S. dollar, trade negotiations and unpredictable politics, including Brexit and a prolonged U.S. government shutdown. Bearish sentiment intensified at the end of 2018, pressuring stocks, corporate bonds and commodities alike.

Although downside risks have been rising, the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.

We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

February 22, 2019

Portfolio Managers’ Comments

Nuveen High Income 2020 Target Term Fund (JHY)

Nuveen High Income December 2019 Target Term Fund (JHD)

Nuveen High Income November 2021 Target Term Fund (JHB)

Nuveen High Income 2023 Target Term Fund (JHAA)

Nuveen High Income 2020 Target Term Fund (JHY), Nuveen High Income December 2019 Target Term Fund (JHD), Nuveen High Income November 2021 Target Term Fund (JHB) and Nuveen High Income 2023 Target Term Fund (JHAA) are closed-end funds that are advised by Nuveen Fund Advisors, LLC (NFAL) and feature portfolio management by Nuveen Asset Management, LLC (NAM). During the reporting period, the Funds’ portfolio managers were John T. Fruit, CFA, and Jeffrey T. Schmitz, CFA. Both Fruit and Schmitz retired from NAM effective December 31, 2018. The new management team consists of Timothy A. Palmer, CFA, Anders Persson, CFA, and Michael Ainge, CFA.

In January 2019 (subsequent to the close of this reporting period), the Nuveen High Income December 2019 Target Term Fund (JHD) entered the wind-up period in anticipation of its termination date. The Fund is a “target term” Fund that will cease its investment operations and liquidate its portfolio on December 1, 2019 and distribute the net proceeds to shareholders, unless the term is extended for a period of up to six months by a vote of the Fund’s Board of Trustees.

During the wind-up period, the Fund may deviate from its investment objectives and policies, and may invest up to 100% of its managed assets in high quality, short-term securities. High quality, short-term securities for this Fund include securities rated investment grade (BBB-/Baa3 or higher or unrated but judged by the Fund’s subadviser to be of comparable quality) with a final or remaining maturity of 397 days or less. Consequently, for the remainder of its term, the Fund will invest at least 80% of its managed assets in below investment grade securities; and short-term investment grade securities that have a final or remaining maturity of 397 days or less, as long as the maturity does not occur later than June 1, 2020. These expanded investment parameters will provide the Fund with additional flexibility to reinvest the proceeds of matured or called portfolio securities in higher quality, short-term securities. As the Fund gets closer to its termination date, we will begin to transition its remaining below investment grade portfolio holdings to high quality, short-term securities to enhance its ability to efficiently liquidate its portfolio at termination.

Here the Funds’ portfolio management team discusses the economy and financial markets, key investment strategies and the Funds’ performance for the twelve-month reporting period ended December 31, 2018.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2018?

The U.S. economy accelerated in this reporting period, with gross domestic product (GDP) growth reaching 4.2% (annualized) in the second quarter of 2018, the fastest pace since 2014, then receding to a still relatively robust 3.4% annualized rate in the third quarter of 2018, according to the Bureau of Economic Analysis “third” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs. While consumer and government spending continued to drive economic growth in the third quarter, the export contribution declined as expected and both business spending and housing investment weakened. The government’s fourth quarter 2018 GDP growth estimate was not yet available due to the partial government shutdown from late December 2018 to late January 2019.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.9% in December 2018 from 4.1% in December 2017 and job gains averaged around 219,000 per month for the past twelve months. The jobs market has continued to tighten, while average hourly earnings grew at an annualized rate of 3.2% in December 2018. The Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended December 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the price momentum slowed in recent months as mortgage rates began to drift higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 5.2% year-over-year in November 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 4.7%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Federal Reserve’s (Fed) policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in December 2018, was the fourth rate hike in 2018 and the ninth rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and the new Chairman Jerome Powell maintained the Fed’s gradual pace of interest rate hikes. However, amid signs that economic growth might have peaked, the markets’ unease about the future pace of monetary tightening, along with other factors, drove sharp volatility in the final months of 2018. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off each month without reinvestment.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. At the November 2018 G-20 summit, the U.S. and China agreed to a 90-day trade truce, although the details were murky. Brexit negotiations continued to be uncertain and Prime Minister Theresa May faced significant difficulty getting a plan approved in Parliament. Elsewhere in Europe, markets remained nervous about Italy’s new euroskeptic coalition government, immigration policy and political risk in Turkey. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran following the U.S. withdrawal from the 2015 nuclear agreement. Bearish crude oil supply news, along with heightened tensions between the U.S. and Saudi Arabia after the disappearance of a Saudi journalist, drove oil price volatility. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details. In the final week of the reporting period, the U.S. government began a prolonged partial shutdown due to an impasse on border security funding (which ended in late January, subsequent to the close of the reporting period, when a temporary funding measure was passed).

Nuveen High Income 2020 Target Term Fund (JHY)

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2018?

The Fund has an objective to provide a high level of current income and to return the original $9.85 net asset value (NAV) per common share on or about November 1, 2020. The Fund will seek to achieve its investment objectives by investing primarily in shorter maturity, high yield (below investment grade) corporate debt securities. High yield bonds typically offer higher yields than investment grade bonds, in exchange for greater credit risk. Bonds with shorter maturities have lower duration (or interest rate sensitivity) than longer maturity bonds, which may help mitigate price declines if rates rise.

The Fund may invest in other types of securities including senior loans, convertible securities and other types of debt instruments and derivatives that provide comparable economic exposure to the corporate debt market. At least 80% of its managed assets will be in corporate debt securities and separately, at least 80% in securities that, at the time of investment, are rated below investment grade or are unrated but judged by the portfolio managers to be of comparable quality. No more than 15% will be in securities rated CCC+/Caa1 or lower at the time of investment. Up to 30% may be in securities of non-U.S. issuers, including up to 20% in emerging market issuers and up to 10% may be in non-U.S. dollar denominated securities.

The Fund seeks to identify securities across diverse sectors and industries that the managers believe are undervalued or mispriced. In seeking to return the original NAV on or about November 1, 2020, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to no later than May 1, 2021. The Fund also uses leverage.

How did the Fund perform during this twelve-month reporting period ended December 31, 2018?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended December 31, 2018. For the twelve-month reporting period ended December 31, 2018, the Fund outperformed the Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index based on the Fund’s total return at NAV.

During the first nine months of 2018, the high yield bond market was supported by strong U.S. economic and employment data, modest interest rate volatility and a generally supportive technical backdrop. Limited net new issue supply, stabilizing retail flows and strong demand for U.S. credit from overseas buyers helped high yield hold its ground in the face of escalating trade friction and deterioration of the global growth story. Adding to the positive backdrop was a healthy earnings environment and continued supportive financing markets, which helped keep default rates well contained. During this time frame, high yield credit spreads reached their tightest levels of this cycle. Demand for short-duration high yield also remained strong in the context of the Fed raising its expectations for the federal funds rate. Despite the shift in central bank policy that represents a reversal of the friendly monetary backdrop, the global yield environment has remained under pressure from demand for yield outstripping supply. This backdrop contributed to a period of heavy refinancing activity, which impacted the Fund due to the high level of portfolio securities being called or tendered as companies looked to take advantage of the strong credit environment and nominally low all-in yields to extend maturities. But it also resulted in strong credit conditions, and by extension a continued period of low realized and projected default rates.

Portfolio Managers’ Comments (continued)

However, in the final months of the year, the high yield market sold off sharply driven by concerns about economic growth, Fed rate hikes, trade tensions and questions regarding the length of the credit cycle. The high yield sector saw large investor outflows, accelerating into year end, which drove prices lower despite the positive technical of limited issuance. High yield spreads widened sharply versus Treasuries. Nonetheless, credit fundamentals remained solid. Balance sheet leverage and interest coverage remained consistent with mid-cycle expansion and earnings continued to validate strong fundamentals, even as earnings growth rates moderated. Also, default rates remained subdued. The lower quality, CCC rated portion of the market underperformed for the full reporting period after suffering more during the sell-off due to credit worries and lower liquidity within the segment.

The Fund outperformed the benchmark during the reporting period, largely as a result of having a higher average quality rating and shorter duration than the index. From a quality perspective, the Fund benefited primarily from a significant underweight to the CCC rated segment of the market. In addition, the Fund’s significant underweight to the energy sector, as well as an underweight to capital goods and an overweight to transportation all contributed to outperformance. The Fund’s NAV declined along with market conditions, driven by a generalized increase in short-term yields during the reporting period, as well as mark-to-market declines resulting from pressure on high yield credit owing to general economic concerns and outflows from the sector, particularly late in the reporting period. Nonetheless, we saw little in the way of fundamental credit deterioration among portfolio credits and the Fund had no defaults.

While we continue to attempt to maximize portfolio yield where achievable, we do so within the context of managing the Fund’s credit quality and positioning the portfolio to alleviate the effects of early calls or redemptions. We have seen and expect to see additional call activity given the propensity for issuers to refinance their short-term debt and replace it with longer maturities. The Fund continues to take advantage of secondary market opportunities and has maintained a leveraged position.

Nuveen High Income December 2019 Target Term Fund (JHD)

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2018?

The Fund has an objective to provide a high level of current income and to return the original $9.86 net asset value (NAV) per common share on or about December 1, 2019. The Fund will seek to achieve its investment objectives by investing primarily in shorter maturity, high yield (below investment grade) corporate debt securities. High yield bonds typically offer higher yields than investment grade bonds, in exchange for greater credit risk. Bonds with shorter maturities have lower duration (or interest rate sensitivity) than longer maturity bonds, which may help mitigate price declines if rates rise.

The Fund may invest in other types of securities including senior loans, convertible securities and other types of debt instruments and derivatives that provide comparable economic exposure to the corporate debt market. At least 80% of its managed assets will be in corporate debt securities and separately, at least 80% in securities that, at the time of investment, are rated below investment grade or are unrated but judged by the portfolio managers to be of comparable quality. No more than 15% will be in securities rated CCC+/Caa1 or lower at the time of investment. Up to 30% may be in securities of non-U.S. issuers, including up to 20% in emerging market issuers and up to 10% may be in non-U.S. dollar denominated securities.

The Fund seeks to identify securities across diverse sectors and industries that the managers believe are undervalued or mispriced. In seeking to return the original NAV on or about December 1, 2019, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to no later than June 1, 2020. The Fund also uses leverage.

How did the Fund perform during this twelve-month reporting period ended December 31, 2018?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended December 31, 2018. For the twelve-month reporting period ended December 31, 2018, the Fund outperformed the Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index based on the Fund’s total return at NAV.

During the first nine months of 2018, the high yield bond market was supported by strong U.S. economic and employment data, modest interest rate volatility and a generally supportive technical backdrop. Limited net new issue supply, stabilizing retail flows and strong demand for U.S. credit from overseas buyers helped high yield hold its ground in the face of escalating trade friction and deterioration of the global growth story. Adding to the positive backdrop was a healthy earnings environment and continued supportive financing markets, which helped keep default rates well contained. During this time frame, high yield credit spreads reached their tightest levels of this cycle. Demand for short-duration high yield also remained strong in the context of the Fed raising its expectations for the federal funds rate. Despite the shift in central bank policy that represents a reversal of the friendly monetary backdrop, the global yield environment has remained under pressure from demand for yield outstripping supply. This backdrop contributed to a period of heavy refinancing activity, which impacted the Fund due to the high level of portfolio securities being called or tendered as companies looked to take advantage of the strong credit environment and nominally low all-in yields to extend maturities. But it also resulted in strong credit conditions, and by extension a continued period of low realized and projected default rates.

However, in the final months of the reporting period, the high yield market sold off sharply driven by concerns about economic growth, Fed rate hikes, trade tensions and questions regarding the length of the credit cycle. The high yield sector saw large investor outflows, accelerating into the end of the reporting period, which drove prices lower despite the positive technical of limited issuance. High yield spreads widened sharply versus Treasuries. Nonetheless, credit fundamentals remained solid. Balance sheet leverage and interest coverage remained consistent with mid-cycle expansion and earnings continued to validate strong fundamentals, even as earnings growth rates moderated. Also, default rates remained subdued. The lower quality, CCC rated portion of the market underperformed for the full reporting period after suffering more during the sell-off due to credit worries and lower liquidity within the segment.

The Fund outperformed the benchmark during the reporting period, largely as a result of having a higher average quality rating and shorter duration than the index. In addition, credit performance within the Fund continued to be strong and suffered little in the way of credit deterioration. From a quality perspective, the Fund benefited primarily from a significant underweight to the CCC rated segment of the market. In addition, the Fund’s significant underweight to the energy sector, as well as an underweight to capital goods and an overweight to transportation all contributed to outperformance. We began the Fund’s deleveraging process in April 2018 as current yields available on suitable new investments in most cases were not attractive enough to deploy the use of leverage. The elimination of leverage is also consistent with our managing the evolution of the Fund toward its termination in December 2019.

We continue to hold a portion of portfolio assets that mature within the six-month window after the Fund’s stated termination, in accordance with prospectus guidelines, which we plan to liquidate in advance of termination. We are increasingly reinvesting the proceeds of called and matured securities into higher-quality and short-dated instruments as we move closer to the termination date. These developments are consistent with our expectations and with the guidelines we set forth in the prospectus at the Fund’s inception.

While we continue to attempt to maximize portfolio yield where achievable, we do so within the context of protecting the Fund’s credit quality and positioning the portfolio to alleviate the effects of early calls or redemptions. We have seen and expect to see additional call activity given the most recent downward trend in rates and the propensity for issuers to refinance their short-term debt and replace it with longer maturities. However, the Fund’s NAV has remained stable and remains above the original NAV at inception. As of the end of the reporting period, the Fund was on track to return its original NAV as described in its prospectus.

Portfolio Managers’ Comments (continued)

Nuveen High Income November 2021 Target Term Fund (JHB)

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2018?

The Fund has an objective to provide a high level of current income and to return the original $9.85 net asset value (NAV) per common share on or about November 1, 2021. The Fund will seek to achieve its investment objectives by investing primarily in shorter maturity, high yield (below investment grade) corporate debt securities. High yield bonds typically offer higher yields than investment grade bonds, in exchange for greater credit risk. Bonds with shorter maturities have lower duration (or interest rate sensitivity) than longer maturity bonds, which may help mitigate price declines if rates rise.

The Fund may invest in other types of securities including senior loans, convertible securities and other types of debt instruments and derivatives that provide comparable economic exposure to the corporate debt market. At least 80% of its managed assets will be in corporate debt securities and separately, at least 80% in securities that, at the time of investment, are rated below investment grade or are unrated but judged by the portfolio managers to be of comparable quality. No more than 15% will be in securities rated CCC+/Caa1 or lower at the time of investment. Up to 30% may be in securities of non-U.S. issuers, including up to 20% in emerging market issuers, and up to 10% may be in non-U.S. dollar denominated securities.

The Fund seeks to identify securities across diverse sectors and industries that the managers believe are undervalued or mispriced. In seeking to return the original NAV on or about November 1, 2021, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to no later than May 1, 2022. The Fund also uses leverage.

How did the Fund perform during this twelve-month reporting period ended December 31, 2018?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended December 31, 2018. For the twelve-month reporting period ended December 31, 2018, the Fund underperformed the Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index based on the Fund’s total return at NAV.

During the first nine months of 2018, the high yield bond market was supported by strong U.S. economic and employment data, modest interest rate volatility and a generally supportive technical backdrop. Limited net new issue supply, stabilizing retail flows and strong demand for U.S. credit from overseas buyers helped high yield hold its ground in the face of escalating trade friction and deterioration of the global growth story. Adding to the positive backdrop was a healthy earnings environment and continued supportive financing markets, which helped keep default rates well contained. During this time frame, high yield credit spreads reached their tightest levels of this cycle. Demand for short-duration high yield also remained strong in the context of the Fed raising its expectations for the federal funds rate. Despite the shift in central bank policy that represents a reversal of the friendly monetary backdrop, the global yield environment has remained under pressure from demand for yield outstripping supply. This backdrop contributed to a period of heavy refinancing activity, which impacted the Fund due to the high level of portfolio securities being called or tendered as companies looked to take advantage of the strong credit environment and nominally low all-in yields to extend maturities. But it also resulted in strong credit conditions, and by extension a continued period of low realized and projected default rates.

However, in the final months of the reporting period, the high yield market sold off sharply driven by concerns about economic growth, Fed rate hikes, trade tensions and questions regarding the length of the credit cycle. The high yield sector saw large investor outflows, accelerating into year end, which drove prices lower despite the positive technical of limited issuance. High yield spreads widened sharply versus Treasuries. Nonetheless, credit fundamentals remained solid. Balance sheet leverage and interest coverage remained consistent with mid-cycle expansion and earnings continued to validate strong fundamentals, even as earnings growth rates moderated. Also, default rates remained subdued. The lower quality, CCC rated portion of the market underperformed for the full reporting period after suffering more during the sell-off due to credit worries and lower liquidity within the segment.

The Fund underperformed the benchmark modestly during the reporting period, largely as a result of the impact of leverage in the Fund in a period of generalized downward price pressure in the high yield market. The Fund’s NAV declined along with market conditions, driven by a generalized increase in market yields during the reporting period, as well as mark-to-market declines resulting from pressure on high yield credit owing to general economic concerns and outflows from the sector, particularly late in the period. Nonetheless, the Fund benefited from having a higher average quality rating and shorter duration than the index. From a quality perspective, the Fund benefited primarily from a significant underweight to the CCC rated segment of the market. Also, an underweight to energy, as well as selection within energy credits, was beneficial to the Fund, as was an overweight to financials. From an allocation perspective, an overweight to basic industries and an underweight to communications both detracted from performance.

Despite the sharp sell-off in the high yield market into the end of the reporting period, we saw little in the way of fundamental credit deterioration among portfolio credits and the Fund had no defaults. We continued to manage the composition of credit risk in the portfolio and adjust individual credit positions, based on developing research views and valuation changes, with the objective of optimizing portfolio yield and maintaining credit disciplines for the Fund’s investment horizon. We also continued to manage calls, maturities and the cash flow profile of the Fund with the target of managing yield in light of the Fund’s termination date.

Nuveen High Income 2023 Target Term Fund (JHAA)

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2018?

The Fund has an objective to provide a high level of current income and to return the original $9.875 net asset value (NAV) per common share on or about December 1, 2023. The Fund seeks to protect against credit losses to help ensure the goal of returning its original NAV. While the Fund is designed to own more or less a static portfolio of high yield bonds, at times we have to add new securities to replace ones that have been called away or tendered. As we replace these bonds, we will seek to maximize the Fund’s yield within the maturity, diversification and credit quality constraints described at the outset of the strategy. We may also look to maximize the Fund’s yield through opportunistic sales of securities that we believe have reached their upside potential, investing the proceeds in other securities that have a more attractive yield or credit profile. Our goal is to monetize some holdings at a gain, which should help to offset any realized or mark-to-market losses that may occur elsewhere in the portfolio. We believe the Fund’s focus on shorter-dated maturities, coupled with limitations to CCC rated securities, should result in lower volatility and help buffer its NAV performance during periods of weakness for the high yield market.

How did the Fund perform during this twelve-month reporting period ended December 31, 2018?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the since inception period ended December 31, 2018. For the since inception reporting period ended December 31, 2018, the Fund outperformed the Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index based on the Fund’s total return at NAV.

The Fund was launched on December 18, 2018, less than two weeks before the end of the reporting period. Due to the illiquidity associated with year-end trading conditions, as well as the significant cheapening of the high yield market amid forced selling, the proceeds from the Fund’s offering remained uninvested as of the end of the reporting period. Our objective at the end of the reporting period was to invest up the initial proceeds in accordance with prospectus guidelines within a short time frame at the beginning of 2019. We also expected to be able to invest any additional proceeds from Fund borrowings and share sales promptly following receipt of these proceeds.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of JHY’s, JHD’s and JHB’s common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

The Funds’ use of leverage had a positive impact on total return performance during this reporting period.

As of December 31, 2018, the Funds’ percentages of leverage are shown in the accompanying table.

	JHY	JHD	JHB	JHAA
Effective Leverage*	29.15%	—	26.36%	—
Regulatory Leverage*	29.15%	—	26.36%	—
*

Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	January 1, 2018	Draws	Paydowns	December 31, 2018	Average Balance Outstanding	Draws	Paydowns	February 28, 2019
JHY	$44,000,000	$17,500,000	$—	$61,500,000	$56,938,356	$—	$—	$61,500,000
JHD	$63,500,000	$—	$(63,500,000)	$—	$33,874,721	$—	$—	$—
JHB	$190,000,000	$—	$—	$190,000,000	$190,000,000	$17,000,000	$—	$207,000,000
JHAA	$—	$—	$—	$—	$—	$26,500,000	$—	$26,500,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of December 31, 2018. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Funds’ distributions to shareholders were as shown in the accompanying table.

	Per Share Amounts
Monthly Distributions (Ex-Dividend Date)	JHY	JHD	JHB
January 2018	$0.0470	$0.0415	$0.0500
February	0.0470	0.0415	0.0500
March	0.0440	0.0375	0.0465
April	0.0440	0.0375	0.0465
May	0.0440	0.0375	0.0465
June	0.0420	0.0350	0.0465
July	0.0420	0.0350	0.0465
August	0.0420	0.0350	0.0465
September	0.0390	0.0350	0.0465
October	0.0390	0.0350	0.0465
November	0.0390	0.0350	0.0465
December 2018	0.0390	0.0325	0.0465
Total Distributions from Net Investment Income	$0.5080	$0.4380	$0.5650
Total Distributions from Long-Term Capital Gains*	$—	$0.0434	$0.0199
Total Distributions	$0.5080	$0.4814	$0.5849

Current Distribution Rate**	4.72%	3.96%	6.27%
*	Distribution paid in December 2018.
**

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the Fund’s distributions, a return of capital for tax purposes.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Common Share Information (continued)

COMMON SHARE EQUITY SHELF PROGRAM

During the current reporting period, JHY was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (“Shelf Offering”). Under this program JHY, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. Under the Shelf Offering, the Fund was authorized to issue additional shares as shown in the accompanying table.

JHY
Additional authorized common shares	3,400,000	*

*	Represents additional authorized common shares for the period January 1, 2018 through October 31, 2018.

During the current reporting period, JHY sold shares through its Shelf Offering at a weighted average premium to its NAV per common share as shown in the accompanying table.

JHY
Common shares sold through Shelf Offering	119,829
Weighted average premium to NAV per common share sold	1.29%

Refer to the Notes to Financial Statements, Note 4 – Fund Shares, Common Shares Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and the Fund’s transactions.

COMMON SHARE REPURCHASES

During August 2018, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing JHY, JHD and JHB to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	JHY	JHD	JHB
Common shares cumulatively repurchased and retired	—	—	—
Common shares authorized for repurchase	1,575,000	2,705,000	5,585,000

OTHER COMMON SHARE INFORMATION

As of December 31, 2018, and during the current reporting period, the Funds’ common share prices were trading at premium/(discount) to their common share NAVs as shown in the accompanying table.

	JHY	JHD	JHB	JHAA
Common share NAV	$9.48	$9.89	$9.50	$9.85
Common share price	$9.92	$9.86	$8.90	$10.85
Premium/(Discount) to NAV	4.64%	(0.30)%	(6.32)%	10.15%
12-month average premium/(discount) to NAV	0.73%	(1.91)%	(3.80)%	4.84	%*

*	For the period December 18, 2018 (commencement of operations) through December 31, 2018.

JHY, JHD, JHB and JHAA each have an investment objective to return $9.85, $9.86, $9.85 and $9.875, respectively (the original net asset value following each Fund’s initial public offering (the “Original NAV”)) to shareholders on or about the end of the Fund’s term. There can be no assurance that the Funds will be able to return the Original NAV to shareholders, and such return is not backed or otherwise guaranteed by the Funds’ investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), or any other entity.

Each Fund’s ability to return Original NAV to common shareholders on or about the termination date will depend on market conditions and the success of various portfolio and cash flow management techniques. Each Fund currently intends to set aside and retain in its net assets a portion of its net investment income and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of each Fund, and the Fund may incur taxes on such retained amount, which will reduce the overall amounts that the Fund would have otherwise been able to distribute. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors at the end of each Fund’s term. In addition, each Fund’s investment in shorter term and lower yielding securities, especially as the Fund nears the end of its term, may reduce investment income and, therefore, the monthly dividends during the period prior to termination. Investors that purchase shares in the secondary market (particularly if their purchase price differs meaningfully from the Original NAV) may receive more or less than their original investment.

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen High Income 2020 Target Term Fund (JHY)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments and may be subject to higher liquidity risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. These and other risk considerations including the Fund’s limited term and call risk are described in more detail on the Fund’s web page at www.nuveen.com/JHY.

Nuveen High Income December 2019 Target Term Fund (JHD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments and may be subject to higher liquidity risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. These and other risk considerations including the Fund’s limited term and call risk are described in more detail on the Fund’s web page at www.nuveen.com/JHD.

Nuveen High Income November 2021 Target Term Fund (JHB)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments and may be subject to higher liquidity risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. These and other risk considerations including the Fund’s limited term and call risk are described in more detail on the Fund’s web page at www.nuveen.com/JHB.

Nuveen High Income 2023 Target Term Fund (JHAA)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments and may be subject to higher liquidity risk.

Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. These and other risk considerations including the Fund’s limited term and call risk are described in more detail on the Fund’s web page at www.nuveen.com/JHAA.

JHY	Nuveen High Income 2020 Target Term Fund Performance Overview and Holding Summaries as of December 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2018

	Average Annual
	1-Year	Since Inception
JHY at Common Share NAV	0.97%	5.38%
JHY at Common Share Price	5.42%	6.15%
Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	0.12%	4.58%

Since inception returns are from 7/28/15. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	131.1%
Convertible Bonds	4.0%
Sovereign Debt	2.3%
Repurchase Agreements	1.7%
Other Assets Less Liabilities	2.0%
Net Assets Plus Borrowings	141.1%
Borrowings	(41.1)%
Net Assets	100%

Country Allocation

(% of total investments)1

United States	78.6%
Canada	3.9%
Bermuda	1.9%
Brazil	1.5%
Netherlands	1.5%
Hong Kong	1.4%
Luxembourg	1.4%
Japan	1.2%
Zambia	1.2%
Australia	1.1%
Other	6.3%
Total	100%

Portfolio Composition

(% of total investments)

Specialty Retail	6.6%
Oil, Gas & Consumable Fuels	6.4%
Household Durables	5.9%
Metals & Mining	5.7%
Media	5.3%
Airlines	5.1%
Consumer Finance	4.9%
Health Care Providers & Services	4.3%
Wireless Telecommunication Services	4.1%
Hotels, Restaurants & Leisure	3.8%
Commercial Services & Supplies	3.3%
Technology Hardware, Storage & Peripherals	2.8%
Equity Real Estate Investment Trusts	2.7%
Containers & Packaging	2.7%
Diversified Financial Services	2.5%
Independent Power & Renewable Electricity Producers	2.4%
Chemicals	2.1%
Aerospace & Defense	1.7%
Energy Equipment & Services	1.7%
Entertainment	1.6%
Mortgage Real Estate Investment Trusts	1.5%
Machinery	1.4%
Other	18.6%
Sovereign Debt	1.7%
Repurchase Agreements	1.2%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)

A	0.1%
BBB	11.1%
BB or Lower	86.2%
N/R (not rated)	2.6%
Total	100%

Top Five Issuers

(% of total investments)

Limited Brands Inc.	1.9%
Hertz Global Holdings Inc.	1.9%
CenturyLink Inc.	1.8%
Netflix Inc.	1.6%
NCR Corporation	1.6%

1	Includes 9.9% (as a percentage of total investments) in emerging markets countries.

JHD	Nuveen High Income December 2019 Target Term Fund Performance Overview and Holding Summaries as of December 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2018

	Average Annual
	1-Year	Since Inception
JHD at Common Share NAV	1.92%	5.44%
JHD at Common Share Price	3.31%	4.81%
Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	0.12%	6.23%

Since inception returns are from 5/10/16. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	88.4%
Sovereign Debt	6.2%
Convertible Bonds	4.0%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	1.2%
Net Assets	100%

Country Allocation

(% of total investments)1

United States	70.3%
Brazil	3.7%
Canada	3.7%
Japan	2.4%
Spain	2.1%
United Kingdom	1.9%
Luxembourg	1.8%
Australia	1.6%
Israel	1.6%
Italy	1.5%
Other	9.4%
Total	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	8.0%
Household Durables	6.6%
Media	6.0%
Airlines	5.1%
Wireless Telecommunication Services	4.7%
Health Care Providers & Services	4.5%
Hotels, Restaurants & Leisure	4.2%
Consumer Finance	4.0%
Equity Real Estate Investment Trusts	3.8%
Technology Hardware, Storage & Peripherals	3.5%
Automobiles	3.2%
Pharmaceuticals	3.0%
Chemicals	2.9%
Specialty Retail	2.9%
Electric Utilities	2.4%
Metals & Mining	2.3%
Independent Power & Renewable Electricity Producers	2.1%
Aerospace & Defense	1.8%
Diversified Financial Services	1.6%
Gas Utilities	1.6%
Other	19.4%
Sovereign Debt	6.2%
Repurchase Agreements	0.2%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)

A	0.6%
BBB	23.5%
BB or Lower	74.4%
N/R (not rated)	1.5%
Total	100%

Top Five Issuers

(% of total investments)

EMC Corporation	2.9%
CenturyLink Inc.	2.3%
HCA Inc.	2.1%
Atlanta Yield PLC	2.1%
MGM Resorts International Inc.	2.0%

1	Includes 12.8% (as a percentage of total investments) in emerging markets countries.

JHB	Nuveen High Income November 2021 Target Term Fund Performance Overview and Holding Summaries as of December 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2018

	Average Annual
	1-Year	Since Inception
JHB at Common Share NAV	(0.43)%	4.20%
JHB at Common Share Price	(4.99)%	0.83%
Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	0.12%	4.24%

Since inception returns are from 8/23/16. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	131.3%
Sovereign Debt	1.4%
Convertible Bonds	0.7%
Other Assets Less Liabilities	2.4%
Net Assets Plus Borrowings	135.8%
Borrowings	(35.8)%
Net Assets	100%

Country Allocation

(% of total investments)1

United States	74.2%
Canada	5.0%
United Kingdom	2.8%
Japan	2.3%
China	1.5%
Brazil	1.4%
Italy	1.3%
Luxembourg	1.2%
Netherlands	1.2%
Bermuda	0.9%
Other	8.2%
Total	100%

Portfolio Composition

(% of total investments)

Media	10.5%
Oil, Gas & Consumable Fuels	9.1%
Metals & Mining	7.2%
Household Durables	6.2%
Health Care Providers & Services	4.7%
Commercial Services & Supplies	4.0%
Hotels, Restaurants & Leisure	4.0%
Consumer Finance	3.8%
Diversified Financial Services	3.3%
Specialty Retail	3.2%
Wireless Telecommunication Services	3.2%
Equity Real Estate Investment Trusts	3.0%
Chemicals	2.7%
Technology Hardware, Storage & Peripherals	2.6%
Energy Equipment & Services	2.5%
Airlines	2.3%
Pharmaceuticals	1.9%
Thrifts & Mortgage Finance	1.9%
Aerospace & Defense	1.9%
Diversified Telecommunication Services	1.9%
Other	19.1%
Sovereign Debt	1.0%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)

BBB	9.4%
BB or Lower	88.3%
N/R (not rated)	2.3%
Total	100%

Top Five Issuers

(% of total investments)

CenturyLink Inc.	1.3%
CSC Holdings Inc.	1.2%
HCA Inc.	1.2%
iStar Inc.	1.2%
Allegheny Technologies Inc.	1.1%

1	Includes 8.4% (as a percentage of total investments) in emerging markets countries.

JHAA	Nuveen High Income 2023 Target Term Fund Performance Overview and Holding Summaries as of December 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Cumulative Total Returns as of December 31, 2018

Since Inception
JHAA at Common Share NAV	(0.30)%
JHAA at Common Share Price	8.50%
Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	(1.34)%

Since inception returns are from 12/18/18. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nuveen High Income 2020 Target Term Fund

Nuveen High Income December 2019 Target Term Fund

Nuveen High Income November 2021 Target Term Fund

Nuveen High Income 2023 Target Term Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen High Income 2020 Target Term Fund, Nuveen High Income December 2019 Target Term Fund, Nuveen High Income November 2021 Target Term Fund, and Nuveen High Income 2023 Target Term Fund (the “Funds”) as of December 31, 2018, the related statements of operations for the year then ended (period from December 18, 2018 (commencement of operations) to December 31, 2018 for Nuveen High Income 2023 Target Term Fund), the statements of cash flows of Nuveen High Income 2020 Target Term Fund, Nuveen High Income December 2019 Target Term Fund, and Nuveen High Income November 2021 Target Term Fund for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (period from December 18, 2018 to December 31, 2018 for Nuveen High Income 2023 Target Term Fund), and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the three-year period then ended and the period from July 28, 2015 (commencement of operations) to December 31, 2015 for Nuveen High Income 2020 Target Term Fund, each of the years in the two-year period then ended and the period from May 10, 2016 (commencement of operations) to December 31, 2016 for Nuveen High Income December 2019 Target Term Fund, each of the years in the two-year period then ended and the period from August 23, 2016 (commencement of operations) to December 31, 2016 for Nuveen High Income November 2021 Target Term Fund and the period from December 18, 2018 to December 31, 2018 for Nuveen High Income 2023 Target Term Fund. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended (period from December 18, 2018 to December 31, 2018 for Nuveen High Income 2023 Target Term Fund), the cash flows of Nuveen High Income 2020 Target Term Fund, Nuveen High Income December 2019 Target Term Fund, and Nuveen High Income November 2021 Target Term Fund for the year then ended, the changes in their net assets for each of the years in the two-year period then ended (period from December 18, 2018 to December 31, 2018 for Nuveen High Income 2023 Target Term Fund), and the financial highlights for each of the years in the three-year period then ended and the period from July 28, 2015 to December 31, 2015 for Nuveen High Income 2020 Target Term Fund, each of the years in the two-year period then ended and the period from May 10, 2016 to December 31, 2016 for Nuveen High Income December 2019 Target Term Fund, each of the years in the two-year period then ended and the period from August 23, 2016 to December 31, 2016 for Nuveen High Income November 2021 Target Term Fund and the period from December 18, 2018 to December 31, 2018 for Nuveen High Income 2023 Target Term Fund, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Report of Independent Registered Public Accounting Firm (continued)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

February 28, 2019

JHY	Nuveen High Income 2020 Target Term Fund Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 137.4% (98.8% of Total Investments)

	CORPORATE BONDS – 131.1% (94.2% of Total Investments)

	Aerospace & Defense – 2.4%

$500	Bombardier Inc., 144A	7.750%	3/15/20	B	$507,500
1,500	TransDigm Inc.	5.500%	10/15/20	B–	1,488,750
1,700	Triumph Group Inc.	4.875%	4/01/21	CCC+	1,525,750
3,700	Total Aerospace & Defense				3,522,000

	Airlines – 7.1%

250	Air Canada 2015-1C Pass-Through Trust, 144A	5.000%	3/15/20	BB+	251,250
2,344	Air Canada, 144A	7.750%	4/15/21	BB	2,478,194
2,325	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	2,313,375
120	Continental Airlines 1999-1 Class A Pass-Through Trust	6.545%	2/02/19	A+	120,587
3,000	Delta Air Lines Inc.	3.400%	4/19/21	Baa3	2,974,858
2,372	Virgin Australia Holdings Limited, 144A	8.500%	11/15/19	B–	2,390,976
10,411	Total Airlines				10,529,240

	Auto Components – 1.8%

2,650	Icahn Enterprises LP	6.000%	8/01/20	BB+	2,646,688

	Banks – 1.6%

2,415	CIT Group Inc.	4.125%	3/09/21	BB+	2,378,775

	Building Products – 1.4%

2,000	Omnimax International Inc., 144A	12.000%	8/15/20	B–	2,050,000

	Chemicals – 2.9%

200	CF Industries Inc.	7.125%	5/01/20	BB+	206,000
1,000	Hexion Inc.	10.000%	4/15/20	CCC+	825,000
3,203	Huntsman International LLC	4.875%	11/15/20	BB+	3,211,007
100	Methanex Corporation	3.250%	12/15/19	Baa3	99,251
4,503	Total Chemicals				4,341,258

	Commercial Services & Supplies – 4.6%

750	ADT Security Corporation	5.250%	3/15/20	BB–	751,875
1,550	APX Group, Inc.	8.750%	12/01/20	CCC	1,476,375
2,000	Pitney Bowes Inc.	3.625%	9/15/20	BBB–	1,955,000
2,645	R.R. Donnelley & Sons Company	7.875%	3/15/21	B–	2,645,000
6,945	Total Commercial Services & Supplies				6,828,250

	Consumer Finance – 6.8%

500	Ally Financial Inc.	7.500%	9/15/20	BB+	518,750
2,000	Ally Financial Inc.	4.250%	4/15/21	BB+	1,962,820
2,400	Credit Acceptance Corporation	6.125%	2/15/21	BB	2,394,000
3,000	Lincoln Finance Ltd, 144A	7.375%	4/15/21	BB+	3,037,500
2,370	Navient Corporation	5.000%	10/26/20	BB	2,269,275
10,270	Total Consumer Finance				10,182,345

	Containers & Packaging – 3.7%

2,455	Ball Corporation	4.375%	12/15/20	BB+	2,464,206
300	Graphic Packaging International LLC	4.750%	4/15/21	BB+	299,250
1,817	Reynolds Group	5.750%	10/15/20	B+	1,812,534
450	Reynolds Group	6.875%	2/15/21	B+	450,499
477	Sealed Air Corporation, 144A	6.500%	12/01/20	BB+	493,695
5,499	Total Containers & Packaging				5,520,184

JHY	Nuveen High Income 2020 Target Term Fund (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services – 3.5%

$2,000	Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	BB–	$1,995,000
1,000	Jefferies Finance LLC Corporation, 144A	7.500%	4/15/21	BB–	997,500
2,375	Park Aerospace Holdings Limited., 144A	3.625%	3/15/21	BB	2,285,938
5,375	Total Diversified Financial Services				5,278,438

	Diversified Telecommunication Services – 1.6%

350	Cogent Communications Finance Inc., 144A	5.625%	4/15/21	B–	348,250
1,000	Frontier Communications Corporation	8.500%	4/15/20	B	885,000
1,190	Level 3 Financing Inc.	6.125%	1/15/21	BB	1,190,000
2,540	Total Diversified Telecommunication Services				2,423,250

	Electric Utilities – 1.3%

2,000	Talen Energy Supply LLC, 144A	4.625%	7/15/19	B–	1,972,731

	Energy Equipment & Services – 2.3%

1,500	Pride International LLC	6.875%	8/15/20	B	1,518,750
2,025	Resolute Energy Corporation	8.500%	5/01/20	B+	1,994,625
3,525	Total Energy Equipment & Services				3,513,375

	Entertainment – 2.3%

3,370	Netflix Inc.	5.375%	2/01/21	BB–	3,412,125

	Equity Real Estate Investment Trusts – 3.7%

2,750	CoreCivic, Inc.	4.125%	4/01/20	Ba1	2,688,125
1,150	Gaming and Leisure Products Inc.	4.875%	11/01/20	BBB–	1,159,775
974	iStar Inc.	5.000%	7/01/19	BB	970,956
750	iStar Inc.	4.625%	9/15/20	BB	731,250
5,624	Total Equity Real Estate Investment Trusts				5,550,106

	Food & Staples Retailing – 0.3%

500	Smithfield Foods Inc., 144A	2.700%	1/31/20	BBB	493,174

	Food Products – 1.4%

2,060	Marfrig Holdings Europe BV, 144A	6.875%	6/24/19	BB–	2,073,390

	Gas Utilities – 1.8%

610	Ferrellgas LP	6.500%	5/01/21	Caa2	500,200
2,150	NGL Energy Partners LP	5.125%	7/15/19	B+	2,133,875
2,760	Total Gas Utilities				2,634,075

	Health Care Providers & Services – 6.0%

285	Acadia Healthcare	6.125%	3/15/21	B–	282,863
2,200	Centene Corporation	5.625%	2/15/21	BB+	2,205,500
1,000	HCA Holdings Inc.	6.500%	2/15/20	BBB–	1,025,000
2,500	HCA Inc.	6.250%	2/15/21	Ba2	2,556,250
3,000	Tenet Healthcare Corporation	4.500%	4/01/21	BB–	2,917,500
8,985	Total Health Care Providers & Services				8,987,113

	Hotels, Restaurants & Leisure – 5.3%

800	GLP Capital LP	4.375%	4/15/21	BBB–	796,744
3,006	MGM Resorts International Inc.	6.750%	10/01/20	BB	3,088,665
1,500	Scientific Games International Inc.	6.250%	9/01/20	CCC+	1,440,000
2,500	Studio City Co Ltd, 144A	5.875%	11/30/19	BB–	2,518,750
7,806	Total Hotels, Restaurants & Leisure				7,844,159

	Household Durables – 8.2%

1,748	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	1,745,815
1,830	Lennar Corp	8.375%	1/15/21	BBB–	1,944,375
1,500	MDC Holdings Inc.	5.625%	2/01/20	BBB–	1,515,000
2,299	M-I Homes Inc.	6.750%	1/15/21	BB–	2,287,505
1,500	PulteGroup Inc.	4.250%	3/01/21	BB+	1,488,750

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Household Durables (continued)

$2,655	Taylor Morrison Communities Inc., 144A	5.250%	4/15/21	BB	$2,628,450
425	Toll Brothers Finance Corporation	6.750%	11/01/19	BBB–	429,250
250	Tri Pointe Holdings Inc.	4.375%	6/15/19	BB–	248,125
12,207	Total Household Durables				12,287,270

	Independent Power & Renewable Electricity Producers – 2.3%

1,500	AES Corp/VA	4.000%	3/15/21	BB+	1,473,750
2,000	Atlantica Yield PLC, 144A	7.000%	11/15/19	BB+	2,025,000
3,500	Total Independent Power & Renewable Electricity Producers				3,498,750

	Insurance – 1.2%

320	CNO Financial Group Inc.	4.500%	5/30/20	Baa3	316,000
1,500	Genworth Financial Inc.	7.700%	6/15/20	B	1,515,000
1,820	Total Insurance				1,831,000

	Leisure Products – 1.6%

2,400	Mattel Inc.	4.350%	10/01/20	B+	2,340,000

	Machinery – 1.9%

2,857	Briggs & Stratton Corporation	6.875%	12/15/20	BB	2,903,426

	Media – 7.4%

1,300	Cablevision Systems Corporation	8.000%	4/15/20	B–	1,316,250
1,000	Clear Channel Worldwide, 144A	8.750%	12/15/20	B+	1,007,500
1,790	Clear Channel Worldwide	7.625%	3/15/20	CCC+	1,745,250
350	Dish DBS Corporation	7.875%	9/01/19	BB	357,105
2,500	Dish DBS Corporation	5.125%	5/01/20	BB	2,468,750
2,001	Mediacom Broadband LLC	5.500%	4/15/21	B+	1,993,496
2,000	Sinclair Television Group, 144A	5.375%	4/01/21	B+	1,995,000
225	Virgin Media Secured Finance PLC	5.250%	1/15/21	BB+	223,673
11,166	Total Media				11,107,024

	Metals & Mining – 8.0%

3,050	Allegheny Technologies Inc.	5.950%	1/15/21	B	2,989,000
1,500	ArcelorMittal	5.500%	3/01/21	BBB–	1,542,681
200	Arconic Inc.	6.150%	8/15/20	BBB–	204,014
850	Arconic Inc.	5.400%	4/15/21	BBB–	858,277
3,250	Eldorado Gold Corporation, 144A	6.125%	12/15/20	B	2,957,500
2,500	First Quantum Minerals Limited, 144A	7.000%	2/15/21	B	2,400,000
1,000	Gold Fields Orogen Holdings BVI Limited, 144A	4.875%	10/07/20	Baa3	988,800
12,350	Total Metals & Mining				11,940,272

	Mortgage Real Estate Investment Trusts – 1.9%

3,000	Starwood Property Trust Inc.	3.625%	2/01/21	BB–	2,887,500

	Multiline Retail – 1.1%

2,150	J.C. Penney Corporation Inc.	5.650%	6/01/20	B	1,601,750

	Multi-Utilities – 0.9%

1,361	DPL Inc.	6.750%	10/01/19	BBB–	1,374,610

	Oil, Gas & Consumable Fuels – 8.9%

1,250	Calumet Specialty Products	6.500%	4/15/21	B–	1,043,750
781	Chesapeake Energy Corporation	6.625%	8/15/20	B–	755,617
226	Chesapeake Energy Corporation	6.875%	11/15/20	B–	219,220
225	DCP Midstream Operating LP	2.700%	4/01/19	BB+	223,172
1,750	DCP Midstream Operating LP, 144A	5.350%	3/15/20	BB+	1,756,563
1,740	NuStar Logistics LP	4.800%	9/01/20	BB	1,705,200
1,865	NuStar Logistics LP	6.750%	2/01/21	BB	1,878,987
980	Petrobras International Finance Company	5.375%	1/27/21	Ba2	996,170
1,250	Southwestern Energy Company	5.300%	1/23/20	BB	1,243,750
1,710	Teekay Corporation	8.500%	1/15/20	B+	1,630,912

JHY	Nuveen High Income 2020 Target Term Fund (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$750	Whiting Petroleum Corporation	5.750%	3/15/21	BB	$712,500
1,125	YPF Sociedad Anonima, 144A	8.500%	3/23/21	B2	1,110,937
13,652	Total Oil, Gas & Consumable Fuels				13,276,778

	Pharmaceuticals – 1.0%

1,500	Teva Pharmaceuticals IV BV	2.250%	3/18/20	BB	1,459,526

	Professional Services – 1.3%

2,000	Nielsen Finance LLC / Nielsen Finance Co	4.500%	10/01/20	BB	1,975,000

	Software – 1.0%

1,540	Infor US Inc., 144A	5.750%	8/15/20	B1	1,544,620

	Specialty Retail – 9.2%

3,200	GameStop Corporation, 144A	6.750%	3/15/21	Ba1	3,192,000
1,500	Gap, Inc.	5.950%	4/12/21	Baa2	1,531,595
3,975	The Hertz Corporation	5.875%	10/15/20	B–	3,855,750
3,878	Limited Brands Inc.	6.625%	4/01/21	Ba1	3,974,950
240	Penske Automotive Group Inc.	3.750%	8/15/20	Ba3	234,000
1,000	Rent-A-Center, Inc.	4.750%	5/01/21	B3	955,000
13,793	Total Specialty Retail				13,743,295

	Technology Hardware, Storage & Peripherals – 3.8%

2,500	EMC Corporation	2.650%	6/01/20	Ba2	2,400,698
3,430	NCR Corporation	4.625%	2/15/21	BB	3,344,250
5,930	Total Technology Hardware, Storage & Peripherals				5,744,948

	Thrifts & Mortgage Finance – 0.2%

100	Radian Group Inc.	5.250%	6/15/20	BB+	100,750
243	Radian Group Inc.	7.000%	3/15/21	BB+	252,720
343	Total Thrifts & Mortgage Finance				353,470

	Tobacco – 1.7%

2,500	Pyxus International Inc.	8.500%	4/15/21	B2	2,468,750

	Trading Companies & Distributors – 1.2%

1,782	Aircastle Limited	5.125%	3/15/21	BBB–	1,810,962

	Transportation Infrastructure – 0.8%

1,200	Navigator Holdings Limited, Reg S	7.750%	2/10/21	N/R	1,176,653

	Wireless Telecommunication Services – 5.7%

3,735	CenturyLink Inc.	5.625%	4/01/20	BB	3,716,325
2,500	Digicel Limited, 144A	6.000%	4/15/21	B3	2,243,750
2,500	Sprint Communications Inc.	7.000%	8/15/20	B+	2,559,500
8,735	Total Wireless Telecommunication Services				8,519,575
$198,724	Total Corporate Bonds (cost $201,342,665)				196,025,855

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 4.0% (2.9% of Total Investments)

	Capital Markets – 1.2%

$1,780	Prospect Capital Corporation	4.750%	4/15/20	BBB–	$1,760,662

	Construction Materials – 0.3%

500	Cemex SAB de CV	3.720%	3/15/20	N/R	486,987

	Electrical Equipment – 1.4%

2,250	Tesla Energy Operations Inc.	1.625%	11/01/19	N/R	2,106,198

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Independent Power & Renewable Electricity Producers – 1.0%

$1,500	Clearway Energy Inc., 144A	3.250%	6/01/20	N/R	$1,430,323

	Mortgage Real Estate Investment Trusts – 0.1%

150	Colony Financial Inc.	3.875%	1/15/21	N/R	138,762
$6,180	Total Convertible Bonds (cost $6,076,614)				5,922,932

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 2.3% (1.7% of Total Investments)

	Argentina – 0.5%

$800	Republic of Argentina	6.875%	4/22/21	B	$722,808

	Egypt – 1.0%

1,500	Arab Republic of Egypt, 144A	5.750%	4/29/20	B	1,511,814

	Honduras – 0.3%

500	Honduras Government	8.750%	12/16/20	BB–	531,125

	Turkey – 0.5%

750	Republic of Turkey	5.625%	3/30/21	BB	749,945
$3,550	Total Sovereign Debt (cost $3,684,364)				3,515,692
	Total Long-Term Investments (cost $211,103,643)				205,464,479

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.7% (1.2% of Total Investments)

	REPURCHASE AGREEMENTS – 1.7% (1.2% of Total Investments)
$2,552	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/18, repurchase price $2,551,860, collateralized by $2,445,000 U.S. Treasury Bonds, 3.375%, due 5/15/44, value $2,604,028	1.200%	1/02/19		$2,551,690
	Total Short-Term Investments (cost $2,551,690)				2,551,690
	Total Investments (cost $213,655,333) – 139.1%				208,016,169
	Borrowings – (41.1)% (3), (4)				(61,500,000)
	Other Assets Less Liabilities – 2.0%				2,993,107
	Net Assets Applicable to Common Shares – 100%				$149,509,276

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Borrowings as a percentage of Total Investments is 29.6%.

(4)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

JHD	Nuveen High Income December 2019 Target Term Fund Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.6% (99.8% of Total Investments)

	CORPORATE BONDS – 88.4% (89.5% of Total Investments)

	Aerospace & Defense – 1.7%

$4,600	Bombardier Inc., 144A	7.750%	3/15/20	B	$4,669,000

	Airlines – 5.0%

3,600	Air Canada 2015-1C Pass-Through Trust, 144A	5.000%	3/15/20	BB+	3,618,000
3,500	American Airlines Group Inc., 144A	5.500%	10/01/19	BB–	3,508,750
2,000	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	1,990,000
4,235	Virgin Australia Holdings Limited, 144A	8.500%	11/15/19	B–	4,268,880
13,335	Total Airlines				13,385,630

	Auto Components – 0.4%

1,102	American & Axle Manufacturing Inc.	7.750%	11/15/19	B	1,121,285

	Automobiles – 3.2%

5,150	Fiat Chrysler Automobiles NV	4.500%	4/15/20	BBB–	5,156,180
972	Jaguar Land Rover Automotive PLC, 144A	4.250%	11/15/19	BB	951,345
2,500	Jaguar Land Rover Automotive PLC, 144A	3.500%	3/15/20	BB	2,387,500
8,622	Total Automobiles				8,495,025

	Chemicals – 2.9%

4,327	CF Industries Inc.	7.125%	5/01/20	BB+	4,456,810
2,910	INVISTA Finance LLC, 144A	4.250%	10/15/19	BBB–	2,888,448
345	Methanex Corporation	3.250%	12/15/19	Baa3	342,415
7,582	Total Chemicals				7,687,673

	Commercial Services & Supplies – 1.2%

3,250	ADT Security Corporation	5.250%	3/15/20	BB–	3,258,125

	Communications Equipment – 0.6%

1,581	Nokia OYJ	5.375%	5/15/19	BBB–	1,582,976

	Consumer Finance – 4.0%

1,000	Ally Financial Inc.	3.750%	11/18/19	BB+	996,250
3,000	Ally Financial Inc.	4.125%	3/30/20	BB+	2,968,380
500	Capital One NA	2.350%	1/31/20	A–	493,605
3,680	Navient Corporation	8.000%	3/25/20	BB	3,739,248
2,425	Springleaf Finance Corporation	5.250%	12/15/19	B+	2,430,772
10,605	Total Consumer Finance				10,628,255

	Containers & Packaging – 1.4%

3,567	Greif Inc.	7.750%	8/01/19	BB–	3,629,423

	Diversified Consumer Services – 0.3%

1,000	JC Penney Corp Inc.	8.125%	10/01/19	B	925,000

	Diversified Financial Services – 1.6%

4,250	Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	BB–	4,239,375

	Diversified Telecommunication Services – 1.5%

4,030	Telecom Italia Capital	7.175%	6/18/19	BBB–	4,057,968

	Electric Utilities – 2.4%

1,500	Centrais Eletricas Brasileiras SA, 144A	6.875%	7/30/19	BB–	1,520,265
5,000	Talen Energy Supply LLC, 144A	4.625%	7/15/19	B–	4,931,829
6,500	Total Electric Utilities				6,452,094

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electronic Equipment, Instruments & Components – 1.4%

$3,875	Sanmina-SCI Corporation, 144A	4.375%	6/01/19	BBB–	$3,865,313

	Energy Equipment & Services – 0.9%

2,500	Resolute Energy Corporation	8.500%	5/01/20	B+	2,462,500

	Equity Real Estate Investment Trusts – 3.8%

4,340	CoreCivic, Inc.	4.125%	4/01/20	Ba1	4,242,350
2,948	iStar Inc.	5.000%	7/01/19	BB	2,938,788
3,000	Select Income REIT	3.600%	2/01/20	BBB–	2,984,804
10,288	Total Equity Real Estate Investment Trusts				10,165,942

	Food Products – 1.5%

4,000	Marfrig Holding Europe BV, 144A	6.875%	6/24/19	BB–	4,026,000

	Gas Utilities – 1.6%

4,245	NGL Energy Partners LP	5.125%	7/15/19	B+	4,213,163

	Health Care Providers & Services – 4.5%

5,500	HCA Inc.	6.500%	2/15/20	BBB–	5,637,500
3,000	Tenet Healthcare Corporation	6.750%	2/01/20	B	2,996,250
3,300	Tenet Healthcare Corporation	4.750%	6/01/20	BB–	3,292,080
11,800	Total Health Care Providers & Services				11,925,830

	Hotels, Restaurants & Leisure – 4.1%

5,293	MGM Resorts International Inc.	5.250%	3/31/20	BB	5,306,232
4,000	Studio City Co Ltd, 144A	5.875%	11/30/19	BB–	4,030,000
1,640	Yum! Brands Inc.	5.300%	9/15/19	B+	1,646,150
10,933	Total Hotels, Restaurants & Leisure				10,982,382

	Household Durables – 6.5%

1,600	KB Home	4.750%	5/15/19	BB–	1,596,000
2,144	KB Home	8.000%	3/15/20	BB–	2,213,680
187	Lennar Corp	6.625%	5/01/20	BBB–	192,376
132	Lennar Corporation	4.500%	6/15/19	BBB–	131,670
3,750	Lennar Corporation	4.500%	11/15/19	BBB–	3,721,875
2,925	Meritage Homes Corporation	7.150%	4/15/20	BB	2,983,500
4,305	Toll Brothers Finance Corporation	6.750%	11/01/19	BBB–	4,348,050
2,168	Tri Pointe Holdings Inc.	4.375%	6/15/19	BB–	2,151,740
17,211	Total Household Durables				17,338,891

	Independent Power & Renewable Electricity Producers – 2.0%

5,364	Atlantica Yield PLC, 144A	7.000%	11/15/19	BB+	5,431,050

	Insurance – 1.0%

2,765	CNO Financial Group Inc.	4.500%	5/30/20	Baa3	2,730,437

	Media – 5.9%

2,550	Cablevision Systems Corporation	8.000%	4/15/20	B–	2,581,875
3,350	Clear Channel Worldwide	7.625%	3/15/20	CCC+	3,266,250
2,275	CSC Holdings Inc.	8.625%	2/15/19	B+	2,280,688
540	Dish DBS Corporation	7.875%	9/01/19	BB	550,962
3,800	Dish DBS Corporation	5.125%	5/01/20	BB	3,752,500
3,426	Hughes Satellite Systems Corporation	6.500%	6/15/19	BBB–	3,455,978
15,941	Total Media				15,888,253

	Metals & Mining – 1.6%

4,325	Freeport McMoRan, Inc.	3.100%	3/15/20	BB+	4,227,687

	Multi-Utilities – 1.0%

2,550	DPL Inc.	6.750%	10/01/19	BBB–	2,575,500

JHD	Nuveen High Income December 2019 Target Term Fund (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels – 7.9%

$2,000	Andeavor Logistics LP	5.500%	10/15/19	BBB–	$2,016,864
1,045	Canadian Oil Sands Trust, 144A	7.750%	5/15/19	A–	1,060,158
1,500	Chesapeake Energy Corporation, (3-Month LIBOR reference rate + 3.250% spread), (3)	5.686%	4/15/19	B–	1,492,500
1,000	Citgo Holding Inc., 144A	10.750%	2/15/20	B	1,020,000
4,500	DCP Midstream Operating LP, 144A	5.350%	3/15/20	BB+	4,516,875
1,946	EnLink Midstream Partners LP	2.700%	4/01/19	BBB–	1,933,832
3,500	Southwestern Energy Company	5.800%	1/23/20	BB	3,482,500
4,000	Targa Resources Inc.	4.125%	11/15/19	BB	3,965,000
1,750	Teekay Corporation	8.500%	1/15/20	B+	1,669,062
21,241	Total Oil, Gas & Consumable Fuels				21,156,791

	Pharmaceuticals – 2.9%

375	Allergan Funding SCS	3.000%	3/12/20	BBB	373,506
3,500	Mallinckrodt International Finance SA, 144A	4.875%	4/15/20	B+	3,377,500
4,250	Teva Pharmaceuticals IV BV	2.250%	3/18/20	BB	4,135,325
8,125	Total Pharmaceuticals				7,886,331

	Real Estate Management & Development – 1.1%

3,000	Realogy Group LLC, 144A	4.500%	4/15/19	B1	2,988,750

	Semiconductors & Semiconductor Equipment – 0.8%

2,115	Broadcom Corporation	2.375%	1/15/20	BBB	2,088,356

	Software – 0.4%

1,016	CDK Global Inc.	3.800%	10/15/19	BB+	1,010,920

	Specialty Retail – 2.9%

3,850	GameStop Corporation, 144A	5.500%	10/01/19	Ba1	3,830,750
3,700	Limited Brands Inc.	7.000%	5/01/20	Ba1	3,811,000
7,550	Total Specialty Retail				7,641,750

	Technology Hardware, Storage & Peripherals – 3.4%

1,500	Dell International LLC, 144A	3.480%	6/01/19	BBB–	1,495,572
8,000	EMC Corporation	2.650%	6/01/20	Ba2	7,682,233
9,500	Total Technology Hardware, Storage & Peripherals				9,177,805

	Thrifts & Mortgage Finance – 1.2%

3,247	Radian Group Inc.	5.500%	6/01/19	BB+	3,242,941

	Trading Companies & Distributors – 1.2%

3,137	Aircastle Ltd	6.250%	12/01/19	BBB–	3,211,763

	Wireless Telecommunication Services – 4.6%

6,100	CenturyLink Inc.	5.625%	4/01/20	BB	6,069,500
2,500	Sprint Capital Corporation	6.900%	5/01/19	B+	2,512,500
3,705	Sprint Communications Inc., 144A	7.000%	3/01/20	BB	3,797,625
12,305	Total Wireless Telecommunication Services				12,379,625
$237,057	Total Corporate Bonds (cost $239,087,905)				236,749,809

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 6.2% (6.2% of Total Investments)

	Argentina – 0.4%

$1,000	Republic of Argentina	6.250%	4/22/19	B	$1,008,510

	Brazil – 1.6%

3,981	Brazilian Government	8.875%	10/14/19	Ba2	4,150,192

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Egypt – 0.9%

$2,500	Arab Republic of Egypt, 144A	5.750%	4/29/20	B	$2,519,690

	South Africa – 1.4%

1,000	Republic of South Africa	6.875%	5/27/19	Baa3	1,012,330
2,700	Republic of South Africa	5.500%	3/09/20	Baa3	2,736,137
3,700	Total South Africa				3,748,467

	Sri Lanka – 0.6%

1,500	Republic of Sri Lanka, 144A	5.125%	4/11/19	B	1,485,000

	Turkey – 1.3%

3,500	Republic of Turkey	7.500%	11/07/19	BB	3,565,625
$16,181	Total Sovereign Debt (cost $16,494,469)				16,477,484

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 4.0% (4.1% of Total Investments)

	Capital Markets – 1.3%

$3,500	Prospect Capital Corporation	4.750%	4/15/20	BBB–	$3,461,976

	Construction Materials – 0.4%

1,000	Cemex SAB de CV	3.720%	3/15/20	N/R	973,973

	Electrical Equipment – 1.1%

3,240	Tesla Energy Operations Inc.	1.625%	11/01/19	N/R	3,032,925

	Machinery – 0.6%

1,500	Navistar International Corporation	4.750%	4/15/19	CCC	1,496,237

	Metals & Mining – 0.6%
1,750	AK Steel Corporation	5.000%	11/15/19	B–	1,736,584
$10,990	Total Convertible Bonds (cost $10,860,427)				10,701,695
	Total Long-Term Investments (cost $266,442,801)				263,928,988

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 0.2% (0.2% of Total Investments)

	REPURCHASE AGREEMENTS – 0.2% (0.2% of Total Investments)

$595	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/18, repurchase price $595,127, collateralized by $570,000 U.S. Treasury Bonds, 3.375%, due 5/15/44, value $607,074	1.200%	1/02/19		$595,087
	Total Short-Term Investments (cost $595,087)				595,087
	Total Investments (cost $267,037,888) – 98.8%				264,524,075
	Other Assets Less Liabilities – 1.2%				3,138,458
	Net Assets Applicable to Common Shares – 100%				$267,662,533

JHD	Nuveen High Income December 2019 Target Term Fund (continued)
Portfolio of Investments December 31, 2018

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

JHB	Nuveen High Income November 2021 Target Term Fund Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 133.4% (100.0% of Total Investments)

	CORPORATE BONDS – 131.3% (98.4% of Total Investments)

	Aerospace & Defense – 2.5%

$3,000	Bombardier Inc., 144A	8.750%	12/01/21	B	$3,090,000
5,750	Bombardier Inc., 144A, (6)	5.750%	3/15/22	B	5,361,875
500	TransDigm Inc.	5.500%	10/15/20	B–	496,250
4,843	Triumph Group Inc.	4.875%	4/01/21	CCC+	4,346,592
14,093	Total Aerospace & Defense				13,294,717

	Airlines – 3.1%

5,675	Air Canada, 144A, (6)	7.750%	4/15/21	BB	5,999,894
1,263	American Airlines 2013-2 Class B Pass Through-Trust, 144A	5.600%	7/15/20	BBB–	1,272,581
1,675	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	1,666,625
39	Continental Airlines 2007-1 Class B Pass-Through Trust	6.903%	4/19/22	BBB–	40,005
177	Continental Airlines 2009-2 Class A Pass-Through Trust	7.250%	11/10/19	A	181,314
500	United Continental Holdings Inc.	6.000%	12/01/20	BB	512,500
6,700	Virgin Australia Holdings Limited, 144A	7.875%	10/15/21	B–	6,532,500
16,029	Total Airlines				16,205,419

	Auto Components – 2.5%

2,000	Icahn Enterprises LP	6.250%	2/01/22	BB+	1,975,000
7,000	Icahn Enterprises LP	5.875%	2/01/22	BB+	6,860,000
4,441	IHO Verwaltungs GmbH, 144A	4.125%	9/15/21	BB+	4,218,950
13,441	Total Auto Components				13,053,950

	Automobiles – 1.1%

6,006	Aston Martin Capital Holdings Ltd, 144A, (6)	6.500%	4/15/22	B	5,675,670

	Banks – 1.2%

4,410	CIT Group Inc.	4.125%	3/09/21	BB+	4,343,850
1,844	UniCredit SpA, 144A	3.750%	4/12/22	Baa1	1,775,261
6,254	Total Banks				6,119,111

	Building Products – 0.5%

2,750	Omnimax International Inc., 144A	12.000%	8/15/20	B–	2,818,750

	Chemicals – 3.6%

2,705	CF Industries Inc., 144A	3.400%	12/01/21	BBB–	2,652,181
3,000	Hexion Inc.	6.625%	4/15/20	CCC+	2,392,500
1,250	Hexion Inc., 144A, (6)	10.375%	2/01/22	CCC+	996,875
750	Huntsman International LLC	4.875%	11/15/20	BB+	751,875
2,475	Methanex Corporation	5.250%	3/01/22	Baa3	2,495,747
6,230	Platform Specialty Products Corporation, 144A, (6)	6.500%	2/01/22	B+	6,230,000
3,545	WR Grace & Co-Conn, 144A	5.125%	10/01/21	BB–	3,509,550
19,955	Total Chemicals				19,028,728

	Commercial Services & Supplies – 5.3%

7,025	ADT Corporation, (6)	6.250%	10/15/21	BB–	7,121,594
4,267	APX Group, Inc.	8.750%	12/01/20	CCC	4,064,317
810	Clean Harbors Inc.	5.125%	6/01/21	BB+	807,975
6,250	GFL Environmental Corporation, 144A	5.625%	5/01/22	CCC+	5,765,625
3,275	Iron Mountain Inc., 144A	4.375%	6/01/21	BB–	3,234,063
1,500	Pitney Bowes Inc., (6)	3.625%	9/15/20	BBB–	1,466,250
5,450	R.R. Donnelley & Sons Company, (6)	7.875%	3/15/21	B–	5,450,000
500	R.R. Donnelley & Sons Company	7.000%	2/15/22	B–	496,250
29,077	Total Commercial Services & Supplies				28,406,074

JHB	Nuveen High Income November 2021 Target Term Fund (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Construction & Engineering – 0.4%

$2,100	AECOM Global II LLC / URS FOX US LP, (6)	5.000%	4/01/22	B+	$2,079,000

	Consumer Finance – 5.1%

4,585	Ally Financial Inc.	4.125%	2/13/22	BB+	4,453,181
7,752	Credit Acceptance Corporation, (6)	6.125%	2/15/21	BB	7,732,620
5,725	Lincoln Finance Ltd, 144A	7.375%	4/15/21	BB+	5,796,562
2,100	Navient Corporation	6.625%	7/26/21	BB	2,026,500
6,225	Navient Corporation	7.250%	1/25/22	BB	6,007,125
995	SLM Corporation	5.125%	4/05/22	BB+	965,150
27,382	Total Consumer Finance				26,981,138

	Containers & Packaging – 1.5%

120	Graphic Packaging International LLC	4.750%	4/15/21	BB+	119,700
6,995	Owens-Brockway Glass Containers, 144A	5.000%	1/15/22	BB–	6,925,050
920	Reynolds Group Issuer Inc., 144A, (3-Month LIBOR reference rate + 3.500% spread), (3)	5.936%	7/15/21	B+	916,550
8,035	Total Containers & Packaging				7,961,300

	Diversified Financial Services – 4.4%

6,000	Avation Capital SA, 144A	6.500%	5/15/21	BB–	5,970,000
6,475	Fly Leasing Limited	6.375%	10/15/21	BB–	6,458,813
4,500	Jefferies Finance LLC Corporation	6.875%	4/15/22	BB–	4,376,250
2,798	Park Aerospace Holdings Limited., 144A	3.625%	3/15/21	BB	2,693,075
4,280	PHH Corporation	6.375%	8/15/21	N/R	4,028,550
24,053	Total Diversified Financial Services				23,526,688

	Diversified Telecommunication Services – 2.5%

9,195	CenturyLink Inc.	5.800%	3/15/22	BB	8,850,187
4,250	Cogent Communications Group Inc., 144A	5.375%	3/01/22	Ba3	4,218,125
175	Level 3 Financing Inc.	6.125%	1/15/21	BB	175,000
13,620	Total Diversified Telecommunication Services				13,243,312

	Electric Utilities – 1.1%

4,098	Calpine Corporation, 144A	6.000%	1/15/22	BB+	4,067,265
2,000	Instituto Costarricense de Electricidad, 144A	6.950%	11/10/21	BB	1,905,000
93	Talen Energy Supply LLC	4.600%	12/15/21	B–	83,700
6,191	Total Electric Utilities				6,055,965

	Energy Equipment & Services – 3.3%

144	Chesapeake Energy Corporation	5.375%	6/15/21	B–	131,760
3,000	Chesapeake Energy Corporation, (6)	4.875%	4/15/22	B–	2,617,500
6,559	FTS International Inc., (6)	6.250%	5/01/22	B	5,804,715
700	Nabors Industries Inc.	4.625%	9/15/21	BB	627,656
2,500	Resolute Energy Corporation	8.500%	5/01/20	B+	2,462,500
4,116	SESI, LLC	7.125%	12/15/21	BB–	3,498,600
2,874	Unit Corporation	6.625%	5/15/21	BB–	2,615,340
19,893	Total Energy Equipment & Services				17,758,071

	Entertainment – 1.3%

6,655	Netflix Inc.	5.500%	2/15/22	BB–	6,702,983

	Equity Real Estate Investment Trusts – 3.9%

3,248	CoreCivic, Inc.	4.125%	4/01/20	Ba1	3,174,920
3,706	Equinix Inc.	5.375%	1/01/22	BB+	3,733,795
5,721	Geo Group Inc.	5.875%	1/15/22	B+	5,571,110
8,290	iStar Inc., (6)	6.500%	7/01/21	BB	8,207,100
250	iStar Inc.	4.625%	9/15/20	BB	243,750
21,215	Total Equity Real Estate Investment Trusts				20,930,675

	Food & Staples Retailing – 0.9%

3,700	JBS USA LUX SA / JBS USA Finance Inc., 144A	7.250%	6/01/21	BB–	3,718,500
85	Smithfield Foods Inc., 144A	2.650%	10/03/21	BBB	81,231
1,010	Smithfield Foods Inc., 144A	3.350%	2/01/22	BBB	965,845
4,795	Total Food & Staples Retailing				4,765,576

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Food Products – 0.4%

$2,150	B&G Foods Inc.	4.625%	6/01/21	BB–	$2,096,250

	Gas Utilities – 0.3%

2,005	Ferrellgas LP	6.750%	1/15/22	Caa2	1,634,075

	Health Care Providers & Services – 6.3%

1,900	Acadia Healthcare	6.125%	3/15/21	B–	1,885,750
2,114	Community Health Systems, Inc.	5.625%	2/15/21	BB+	2,119,285
7,000	Community Health Systems Inc., (6)	5.125%	8/01/21	B	6,492,500
310	Fresenius Medical Care US Finance II Inc., 144A, (6)	5.875%	1/31/22	BBB–	323,186
8,000	HCA Inc.	7.500%	2/15/22	Ba2	8,499,998
4,325	Owens & Minor Inc.	3.875%	9/15/21	BB	3,200,500
4,395	Select Medical Corporation	6.375%	6/01/21	B–	4,384,013
5,030	Tenet Healthcare Corporation	4.375%	10/01/21	BB–	4,866,525
1,550	Tenet Healthcare Corporation, 144A	7.500%	1/01/22	Ba3	1,573,250
34,624	Total Health Care Providers & Services				33,345,007

	Hotels, Restaurants & Leisure – 5.3%

1,000	1011778 BC ULC / New Red Finance Inc., 144A	4.625%	1/15/22	Ba3	967,500
7,375	International Game Technology PLC, 144A, (6)	6.250%	2/15/22	BB+	7,393,437
6,825	MGM Resorts International	6.625%	12/15/21	BB	6,995,625
5,922	Norwegian Cruise Lines, 144A	4.750%	12/15/21	BB+	5,877,585
2,000	Scientific Games International Inc.	6.625%	5/15/21	CCC+	1,895,000
4,750	Studio City Co Ltd, 144A	7.250%	11/30/21	BB–	4,838,493
150	Yum! Brands Inc.	3.750%	11/01/21	B+	146,250
28,022	Total Hotels, Restaurants & Leisure				28,113,890

	Household Durables – 8.2%

7,725	Beazer Homes USA, Inc.	8.750%	3/15/22	B3	7,725,000
1,510	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	1,508,113
3,960	KB Home	7.000%	12/15/21	BB–	4,029,300
2,500	Lennar Corp	4.750%	4/01/21	BBB–	2,478,125
1,250	Lennar Corporation	6.250%	12/15/21	BBB–	1,271,875
450	Lennar Corporation	4.125%	1/15/22	BBB–	432,000
4,000	M-I Homes Inc.	6.750%	1/15/21	BB–	3,980,000
5,205	Meritage Homes Corporation	7.000%	4/01/22	BB	5,335,125
4,375	New Home Company Inc.	7.250%	4/01/22	B–	3,970,312
4,525	PulteGroup Inc.	4.250%	3/01/21	BB+	4,491,063
5,825	Taylor Morrison Communities Inc. , 144A	5.250%	4/15/21	BB	5,766,750
500	Toll Brothers Finance Corporation	5.875%	2/15/22	BBB–	502,500
2,250	TRI Pointe Group Inc.	4.875%	7/01/21	BB–	2,148,750
44,075	Total Household Durables				43,638,913

	Household Products – 1.2%

6,325	Spectrum Brands Holdings Inc.	7.750%	1/15/22	B–	6,404,062

	Independent Power & Renewable Electricity Producers – 0.9%

1,000	AES Corp/VA	4.000%	3/15/21	BB+	982,500
3,550	Atlantica Yield plc, 144A	7.000%	11/15/19	BB+	3,594,375
4,550	Total Independent Power & Renewable Electricity Producers				4,576,875

	Insurance – 0.7%

78	CNO Financial Group Inc.	4.500%	5/30/20	Baa3	77,025
3,897	Genworth Financial Inc.	7.625%	9/24/21	B	3,848,288
3,975	Total Insurance				3,925,313

	IT Services – 0.8%

4,500	Alliance Data Systems Corporation, 144A	5.875%	11/01/21	N/R	4,493,700

	Leisure Products – 0.6%

3,570	Mattel Inc.	2.350%	8/15/21	B+	3,159,450

JHB	Nuveen High Income November 2021 Target Term Fund (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Machinery – 0.5%

$1,000	CNH Industrial Capital LLC	4.875%	4/01/21	BBB	$1,016,100
1,850	CNH Industrial Capital LLC	3.875%	10/15/21	BBB	1,837,605
2,850	Total Machinery				2,853,705

	Media – 14.0%

5,104	AMC Entertainment Inc., (6)	5.875%	2/15/22	B–	4,950,880
6,647	Anixter Inc.	5.125%	10/01/21	BBB–	6,630,382
2,500	Cablevision Systems Corporation	8.000%	4/15/20	B–	2,531,250
7,580	Clear Channel International BV, 144A, (6)	8.750%	12/15/20	B+	7,636,850
8,900	CSC Holdings Inc., 144A	5.125%	12/15/21	B+	8,722,000
5,770	CSC Holdings Inc.	6.750%	11/15/21	B+	5,914,250
6,985	Dish DBS Corporation	6.750%	6/01/21	BB	6,913,054
4,250	Lee Enterprises Inc., 144A	9.500%	3/15/22	B2	4,335,000
4,280	National CineMedia LLC	6.000%	4/15/22	Ba3	4,285,350
5,121	Nexstar Broadcasting Inc., 144A	6.125%	2/15/22	B+	5,095,395
7,000	Nielsen Finance LLC , 144A	5.000%	4/15/22	BB	6,685,000
3,534	Sinclair Television Group	5.375%	4/01/21	B+	3,525,165
6,425	Urban One Inc., 144A	7.375%	4/15/22	B2	6,071,625
500	Virgin Media Secured Finance PLC	5.250%	1/15/21	BB+	497,050
514	WMG Acquisition Corporation, 144A	5.625%	4/15/22	Ba3	512,715
75,110	Total Media				74,305,966

	Metals & Mining – 9.6%

6,500	AK Steel Corporation, (6)	7.625%	10/01/21	B–	5,866,250
8,040	Allegheny Technologies Inc.	5.950%	1/15/21	B	7,879,200
2,000	Anglo American Capital PLC, 144A	4.125%	4/15/21	BBB–	1,998,817
676	Arconic Inc.	5.400%	4/15/21	BBB–	682,583
3,825	Arconic Inc.	5.870%	2/23/22	BBB–	3,880,378
2,000	Century Aluminum Company, 144A	7.500%	6/01/21	B+	1,970,000
5,705	Eldorado Gold Corporation, 144A, (6)	6.125%	12/15/20	B	5,191,550
6,350	First Quantum Minerals Ltd, 144A, (6)	7.000%	2/15/21	B	6,096,000
5,534	Freeport McMoRan, Inc., (6)	3.550%	3/01/22	BB+	5,236,548
1,500	Glencore Finance Canada, 144A	4.950%	11/15/21	BBB+	1,532,045
3,200	Gold Fields Orogen Holdings BVI Limited, 144A, (6)	4.875%	10/07/20	Baa3	3,164,160
1,500	Steel Dynamics Inc.	5.125%	10/01/21	BB+	1,498,125
5,324	Teck Resources Limited	4.750%	1/15/22	BB+	5,297,380
413	Vale Overseas Limited	4.375%	1/11/22	BBB+	420,228
52,567	Total Metals & Mining				50,713,264

	Mortgage Real Estate Investment Trusts – 1.2%

6,500	Starwood Property Trust	5.000%	12/15/21	BB–	6,386,250

	Multiline Retail – 0.0%

37	J.C. Penney Corporation Inc.	5.650%	6/01/20	B	27,565

	Multi-Utilities – 1.5%

7,397	DPL Inc., (6)	7.250%	10/15/21	BBB–	7,728,977

	Oil, Gas & Consumable Fuels – 12.1%

500	Antero Resources Corp	5.375%	11/01/21	BBB–	482,500
2,737	Ascent Resources – Utica LLC / AEU Finance Corporation, 144A, (6)	10.000%	4/01/22	BB–	2,799,404
3,155	Calumet Specialty Products, (6)	6.500%	4/15/21	B–	2,634,425
7,100	CNX Resources Corporation, (6)	5.875%	4/15/22	BB–	6,816,000
1,020	DCP Midstream Operating LP, 144A	4.750%	9/30/21	BB+	1,007,250
480	DCP Midstream Operating LP	4.950%	4/01/22	BB+	475,200
2,000	Denbury Resources Inc., 144A	9.000%	5/15/21	B+	1,870,000
3,000	Enviva Partners LP / Enviva Partners Finance Corp.	8.500%	11/01/21	BB–	3,075,000
1,250	GasLog Limited	8.875%	3/22/22	N/R	1,262,500
2,910	Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	2,764,500
2,172	Newfield Exploration Company	5.750%	1/30/22	BBB–	2,193,720
5,000	NuStar Logistics LP	4.750%	2/01/22	BB	4,725,000
4,475	Peabody Securities Finance Corporation, 144A	6.000%	3/31/22	BB	4,340,750
3,000	Petrobras Global Finance BV	5.375%	1/27/21	Ba2	3,049,500
2,000	Petrobras Global Finance BV	8.375%	5/23/21	Ba2	2,171,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$750	Petrobras Global Finance BV	6.125%	1/17/22	Ba2	$769,688
3,483	Range Resources Corporation	5.750%	6/01/21	BB+	3,369,802
2,059	Sabine Pass Liquefaction LLC	6.250%	3/15/22	BBB–	2,164,930
4,000	Southwestern Energy Company, (6)	4.100%	3/15/22	BB	3,640,000
3,070	Teekay Corporation, (6)	8.500%	1/15/20	B+	2,928,012
4,500	Whiting Petroleum Corporation, (6)	5.750%	3/15/21	BB	4,275,000
500	Williams Partners LP	3.600%	3/15/22	BBB	490,891
4,000	WPX Energy Inc.	6.000%	1/15/22	BB–	3,890,000
3,000	YPF Sociedad Anonima, 144A	8.500%	3/23/21	B2	2,962,500
66,161	Total Oil, Gas & Consumable Fuels				64,157,572

	Personal Products – 0.4%

2,000	First Quality Finance Co Inc., 144A	4.625%	5/15/21	BB–	1,935,000

	Pharmaceuticals – 2.6%

2,956	Bausch Health Cos Inc., 144A	5.625%	12/01/21	B–	2,911,660
2,500	Bausch Health Cos Inc., 144A	6.500%	3/15/22	Ba2	2,516,450
4,000	Endo Finance LLC, 144A	5.750%	1/15/22	B3	3,330,000
5,199	Teva Pharmaceuticals IV BV	3.650%	11/10/21	BB	4,925,640
14,655	Total Pharmaceuticals				13,683,750

	Real Estate Management & Development – 1.6%

5,930	Realogy Group LLC, 144A, (6)	5.250%	12/01/21	B1	5,633,500
3,250	Yuzhou Properties Co Limited, Reg S	6.000%	1/25/22	BB–	3,001,622
9,180	Total Real Estate Management & Development				8,635,122

	Road & Rail – 0.8%

4,500	The Hertz Corporation, (6)	7.375%	1/15/21	B–	4,376,250

	Semiconductors & Semiconductor Equipment – 0.6%

850	Microchip Technology Inc., 144A	3.922%	6/01/21	Baa3	843,158
2,535	NXP BV / NXP Funding LLC, 144A	4.125%	6/01/21	BBB–	2,503,313
3,385	Total Semiconductors & Semiconductor Equipment				3,346,471

	Specialty Retail – 4.3%

7,000	Foot Locker, Inc.	8.500%	1/15/22	BB+	7,560,000
7,115	GameStop Corporation, 144A, (6)	6.750%	3/15/21	Ba1	7,097,212
2,000	Gap, Inc.	5.950%	4/12/21	Baa2	2,042,126
3,755	Limited Brands Inc.	6.625%	4/01/21	Ba1	3,848,875
448	Limited Brands Inc.	5.625%	2/15/22	Ba1	446,320
2,000	Rent-A-Center, Inc.	4.750%	5/01/21	B3	1,910,000
22,318	Total Specialty Retail				22,904,533

	Technology Hardware, Storage & Peripherals – 3.4%

7,000	Dell International LLC / EMC Corp, 144A, (6)	5.875%	6/15/21	BB+	6,992,192
2,750	NCR Corporation	4.625%	2/15/21	BB	2,681,250
2,875	NCR Corporation	5.875%	12/15/21	BB	2,803,125
6,085	Seagate HDD Cayma	4.250%	3/01/22	Baa3	5,815,070
18,710	Total Technology Hardware, Storage & Peripherals				18,291,637

	Thrifts & Mortgage Finance – 2.6%

3,280	Ladder Capital Finance Holdings LLP, 144A	5.250%	3/15/22	BB	3,189,800
8,027	Nationstar Mortgage LLC, (6)	6.500%	7/01/21	B+	7,826,325
2,553	Radian Group Inc.	7.000%	3/15/21	BB+	2,655,120
13,860	Total Thrifts & Mortgage Finance				13,671,245

	Tobacco – 1.0%

5,320	Pyxus International Inc., 144A	8.500%	4/15/21	B2	5,253,500

	Trading Companies & Distributors – 1.4%

5,000	Aircastle Ltd	5.500%	2/15/22	BBB–	5,116,017

JHB	Nuveen High Income November 2021 Target Term Fund (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Trading Companies & Distributors (continued)

$2,150	Fortress Transportation & Infrastructure Investors LLC, 144A	6.750%	3/15/22	B+	$2,155,375
7,150	Total Trading Companies & Distributors				7,271,392

	Transportation Infrastructure – 0.6%

3,000	Navigator Holdings Limited, Reg S	7.750%	2/10/21	N/R	2,941,632

	Wireless Telecommunication Services – 4.2%

2,100	CenturyLink Inc.	5.625%	4/01/20	BB	2,089,500
4,200	Digicel Limited, 144A, (6)	6.000%	4/15/21	B3	3,769,500
6,675	Hughes Satellite Systems Corporation	7.625%	6/15/21	BB–	6,925,313
1,475	Sprint Communications Inc.	9.250%	4/15/22	Ba2	1,685,188
6,375	Sprint Corporation	7.250%	9/15/21	B+	6,524,813
1,429	T-Mobile USA Inc.	4.000%	4/15/22	BB+	1,393,275
22,254	Total Wireless Telecommunication Services				22,387,589
$712,294	Total Corporate Bonds (cost $720,942,709)				696,866,082

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 1.4% (1.1% of Total Investments)

	Argentina – 0.3%

$2,000	Republic of Argentina	6.875%	4/22/21	B	$1,807,020

	Egypt – 0.3%

1,500	Arab Republic of Egypt, 144A	6.125%	1/31/22	B	1,471,620

	Honduras – 0.3%

1,500	Honduras Government	8.750%	12/16/20	BB–	1,593,375

	Sri Lanka – 0.3%

1,500	Republic of Sri Lanka, 144A	5.750%	1/18/22	B	1,410,258

	Turkey – 0.2%

1,125	Republic of Turkey, (6)	5.125%	3/25/22	BB	1,094,621
$7,625	Total Sovereign Debt (cost $8,011,918)				7,376,894

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.7% (0.5% of Total Investments)

	Independent Power & Renewable Electricity Producers – 0.7%

$4,000	Clearway Energy Inc., 144A	3.250%	6/01/20	N/R	$3,814,196
$4,000	Total Convertible Bonds (cost $3,954,907)				3,814,196
	Total Long-Term Investments (cost $732,909,534)				708,057,172
	Borrowings – (35.8)% (4), (5)				(190,000,000)
	Other Assets Less Liabilities – 2.4%				12,634,505
	Net Assets Applicable to Common Shares – 100%				$530,691,677

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)	Borrowings as a percentage of Total Investments is 26.8%.

(5)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(6)

Investment, or portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Borrowing Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $164,632,049.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

JHAA	Nuveen High Income 2023 Target Term Fund Portfolio of Investments December 31, 2018

Cash – 100.0%	69,085,014
Other Assets Less Liabilities – (0.0)%	(42,844)
Net Assets – 100%	$69,042,170

Statement of Assets and Liabilities

December 31, 2018

	JHY	JHD	JHB	JHAA
Assets
Long-term investments, at value (cost $211,103,643, $266,442,801, $732,909,534 and $—, respectively)	$205,464,479	$263,928,988	$708,057,172	$—
Short-term investments, at value (cost approximates value)	2,551,690	595,087	—	—
Cash	—	—	2,845,303	69,085,014
Receivable for:
Interest	3,211,555	3,371,097	11,631,912	—
Reclaims	—	—	3,945	—
Other assets	5,014	9,416	18,683	—
Total assets	211,232,738	267,904,588	722,557,015	69,085,014
Liabilities
Borrowings	61,500,000	—	190,000,000	—
Payable for investments purchased	—	—	880,044	—
Accrued expenses:
Interest on borrowings	31,046	—	432,505	—
Management fees	118,940	150,991	405,786	13,769
Trustees fees	1,350	9,366	20,241	86
Professional fees	32,851	33,123	34,361	22,316
Shareholder reporting expenses	17,532	21,599	39,025	5,333
Other	21,743	26,976	53,376	1,340
Total liabilities	61,723,462	242,055	191,865,338	42,844
Net assets applicable to common shares	$149,509,276	$267,662,533	$530,691,677	$69,042,170
Common shares outstanding	15,777,323	27,064,130	55,871,646	7,010,128
Net asset value (“NAV”) per common share outstanding	$9.48	$9.89	$9.50	$9.85
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$157,773	$270,641	$558,716	$70,101
Paid-in surplus	154,972,618	265,834,533	548,851,094	68,972,069
Total distributable earnings	(5,621,115)	1,557,359	(18,718,133)	—
Net assets applicable to common shares	$149,509,276	$267,662,533	$530,691,677	$69,042,170
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2018

	JHY	JHD	JHB	JHAA
Investment Income	$11,186,316	$14,297,351	$43,339,492	$—
Expenses
Management fees	1,385,351	1,959,251	4,884,395	13,769
Interest expense on borrowings	1,541,618	608,760	5,136,656	—
Custodian fees	64,006	63,763	125,194	1,126
Trustees fees	5,704	7,876	20,150	86
Professional fees	62,412	40,720	57,640	22,316
Shareholder reporting expenses	59,132	39,736	73,042	5,333
Shareholder servicing agent fees	250	228	228	6
Shelf offering expenses	123,442	—	—	—
Stock exchange listing fees	13,542	7,526	15,571	—
Investor relations expenses	6,255	6,286	18,384	208
Other	22,736	18,116	25,658	—
Total expenses	3,284,448	2,752,262	10,356,918	42,844
Net investment income (loss)	7,901,868	11,545,089	32,982,574	(42,844)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(237,540)	1,218,890	1,103,617	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(6,325,661)	(7,696,716)	(36,099,694)	—
Net realized and unrealized gain (loss)	(6,563,201)	(6,477,826)	(34,996,077)	—
Net increase (decrease) in net assets applicable to common shares from operations	$1,338,667	$5,067,263	$(2,013,503)	$(42,844)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	JHY		JHD		JHB		JHAA
	Year Ended 12/31/18	Year(1) Ended 12/31/17	Year Ended 12/31/18	Year(1) Ended 12/31/17	Year Ended 12/31/18	Year(1) Ended 12/31/17	For the period December 18, 2018 (commencement of operations) through December 31, 2018
Operations
Net investment income (loss)	$7,901,868	$9,164,932	$11,545,089	$15,470,386	$32,982,574	$36,015,784	$(42,844)
Net realized gain (loss) from investments and foreign currency	(237,540)	2,146,131	1,218,890	2,315,692	1,103,617	1,106,900	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(6,325,661)	(284,731)	(7,696,716)	(440,216)	(36,099,694)	7,701,725	—
Net increase (decrease) in net assets applicable to common shares from operations	1,338,667	11,026,332	5,067,263	17,345,862	(2,013,503)	44,824,409	(42,844)
Distributions to Common Shareholders(2)
Dividends(3)	(7,972,415)	(9,060,189)	(13,028,672)	(16,519,128)	(32,679,326)	(33,521,733)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(7,972,415)	(9,060,189)	(13,028,672)	(16,519,128)	(32,679,326)	(33,521,733)	—
Capital Share Transactions
Proceeds from common sale of shares, net of offering costs	—	—	—	—	—	—	68,985,000
Proceeds from shelf offering, net of offering costs	1,270,140	18,758,425	—	—	—	—	—
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	277,604	349,290	—	41,646	—	170,209	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	1,547,744	19,107,715	—	41,646	—	170,209	68,985,000
Net increase (decrease) in net assets applicable to common shares	(5,086,004)	21,073,858	(7,961,409)	868,380	(34,692,829)	11,472,885	68,942,156
Net assets applicable to common shares at the beginning of period	154,595,280	133,521,422	275,623,942	274,755,562	565,384,506	553,911,621	100,014
Net assets applicable to common shares at the end of period	$149,509,276	$154,595,280	$267,662,533	$275,623,942	$530,691,677	$565,384,506	$69,042,170
(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)

The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)

For the fiscal year ended December 31, 2017, JHY’s distributions to shareholders were paid from net investment income, while JHD’s and JHB’s distributions were paid from net investment income and accumulated net realized gains.

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended December 31, 2018

	JHY	JHD	JHB
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$1,338,667	$5,067,263	$(2,013,503)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(91,449,910)	(111,817,686)	(214,652,325)
Proceeds from sales and maturities of investments	63,950,163	162,258,692	192,858,872
Proceeds from (Purchases of) short-term investments, net	3,023,248	4,497,914	—
Taxes paid	(24,328)	(125,200)	(120,554)
Amortization (Accretion) of premiums and discounts, net	1,328,341	1,934,928	2,950,992
(Increase) Decrease in:
Receivable for interest	(16,998)	747,503	306,771
Receivable for investments sold	4,226,269	7,651,769	13,638,744
Receivable for reclaims	—	—	(3,945)
Other assets	(3,814)	(3,355)	55,481
Increase (Decrease) in:
Payable for investments purchased	—	—	880,044
Accrued interest on borrowings	(5,585)	(52,938)	103,534
Accrued management fees	7,721	(41,930)	(14,369)
Accrued Trustees fees	(135)	2,275	6,470
Accrued professional fees	1,147	1,147	1,763
Accrued shareholder reporting expenses	2,383	1,978	4,164
Accrued other expenses	(16,949)	(34,488)	(54,586)
Net realized (gain) loss from:
Investments and foreign currency	237,540	(1,218,890)	(1,103,617)
Paydowns	1,250	(37,026)	1,674
Change in net unrealized (appreciation) depreciation of investments and foreign currency	6,325,661	7,696,716	36,099,694
Net cash provided by (used in) operating activities	(11,075,329)	76,528,672	28,945,304
Cash Flows from Financing Activities:
Proceeds from borrowings	17,500,000	—	—
Repayments of borrowings	—	(63,500,000)	—
Cash distribution paid to common shareholders	(7,694,811)	(13,028,672)	(32,679,326)
Proceeds from shelf offering, net of offering costs	1,270,140	—	—
Net cash provided by (used in) financing activities	11,075,329	(76,528,672)	(32,679,326)
Net Increase (Decrease) in Cash	—	—	(3,734,022)
Cash at the beginning of period	—	—	6,579,325
Cash at the end of period	$—	$—	$2,845,303

Supplemental Disclosure of Cash Flow Information	JHY	JHD	JHB
Cash paid for interest on borrowings (excluding borrowing costs)	$1,535,398	$659,656	$4,969,875
Non-cash financing activities not included herein consists of reinvestments of common share distributions	277,604	—	—

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Offering Costs	Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

JHY
Year Ended 12/31:
2018	$9.89	$0.50	$(0.41)	$0.09	$(0.51)	$—	$—	$(0.51)	$0.01	$—	*	$9.48	$9.92
2017	9.75	0.62	0.13	0.75	(0.62)	—	—	(0.62)	(0.02)	0.03		9.89	9.91
2016	8.73	0.73	0.97	1.70	(0.68)	—	—	(0.68)	—	—		9.75	10.21
2015(b)	9.85	0.28	(1.09)	(0.81)	(0.28)	—	(0.01)	(0.29)	(0.02)	—		8.73	9.95

JHD
Year Ended 12/31:
2018	10.18	0.43	(0.24)	0.19	(0.44)	(0.04)	—	(0.48)	—	—		9.89	9.86
2017	10.15	0.57	0.07	0.64	(0.55)	(0.06)	—	(0.61)	—	—		10.18	10.02
2016(c)	9.86	0.38	0.23	0.61	(0.27)	(0.03)	—	(0.30)	(0.02)	—		10.15	10.10

JHB
Year Ended 12/31:
2018	10.12	0.59	(0.62)	(0.03)	(0.57)	(0.02)	—	(0.59)	—	—		9.50	8.90
2017	9.92	0.64	0.16	0.80	(0.58)	(0.02)	—	(0.60)	—	—		10.12	9.96
2016(d)	9.85	0.17	0.06	0.23	(0.14)	(0.01)	—	(0.15)	(0.01)	—		9.92	9.88

JHAA
Year Ended 12/31:
2018(h)	9.88	(0.01)	—	(0.01)	—	—	—	—	(0.02)	—		9.85	10.85

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JHY
Year Ended 12/31:
2018	$61,500	$3,431
2017	44,000	4,514
2016	44,000	4,035
2015(b)	44,000	3,713

JHD
Year Ended 12/31:
2018	—	—
2017	63,500	5,341
2016(c)	90,000	4,053

JHB
Year Ended 12/31:
2018	190,000	3,793
2017	190,000	3,976
2016(d)	190,000	3,915

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Shares Total Returns			Ratios to Average Net Assets(f)
Based on NAV(e)	Based on Share Price(e)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(g)

0.97%	5.42%	$149,509	2.14%		5.16%		32%
7.94	3.28	154,595	1.54		6.29		72
20.15	9.94	133,521	1.50		7.91		53
(8.60)	2.42	119,367	1.34	**	6.97	**	11

1.92	3.31	267,663	1.01		4.24		40
6.42	5.32	275,624	1.50		5.57		43
6.07	4.06	274,756	1.31	**	5.87	**	15

(0.43)	(4.99)	530,692	1.86		5.94		27
8.22	6.98	565,385	1.57		6.37		37
2.26	0.32	553,912	1.17	**	4.79	**	6

(0.30)	8.50	69,042	1.74	**	(1.74	)**	—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	For the period July 28, 2015 (commencement of operations) through December 31, 2015.
(c)	For the period May 10, 2016 (commencement of operations) through December 31, 2016.
(d)	For the period August 23, 2016 (commencement of operations) through December 31, 2016.
(e)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(f)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, (as described in Note 8 – Borrowing Arrangements).
	•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings, where applicable, as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
JHY
Year Ended 12/31:
2018	1.01%
2017	0.53
2016	0.43
2015(b)	0.27	**

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
JHD
Year Ended 12/31:
2018	0.22%
2017	0.55
2016(c)	0.36	**

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
JHB
Year Ended 12/31:
2018	0.92%
2017	0.62
2016(d)	0.25	**

(g)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(h)	For the period December 18, 2018 (commencement of operations) through December 31, 2018.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen High Income 2020 Target Term Fund (JHY)

•	Nuveen High Income December 2019 Target Term Fund (JHD)

•	Nuveen High Income November 2021 Target Term Fund (JHB)

•	Nuveen High Income 2023 Target Term Fund (JHAA)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. JHY, JHD, JHB and JHAA were each organized as a Massachusetts business trust on April 13, 2015, February 10, 2016, July 13, 2015 and September 20, 2018, respectively.

The end of the reporting period for the Funds is December 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2018 (the “current fiscal period”). The reporting period for JHAA is the period December 18, 2018 (commencement of operations) through December 31, 2018.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Each Fund seeks to provide a high level of current income and return its original net asset value (“NAV”) per share on or about its termination date as noted in the following table.

	Original NAV Per Share	Termination Date
JHY	$9.85	November 1, 2020
JHD	$9.86	December 1, 2019
JHB	$9.85	November 1, 2021
JHAA	$9.88	December 1, 2023

Under normal market conditions:

•	The Funds invest at least 80% of their managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in corporate debt securities.

•

The Funds will invest at least 80% of their managed assets in securities that, at the time of investment, are rated below investment grade (those rated BB/Ba or lower) or that are unrated but judged by the Sub-Adviser to be of comparable quality. These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.

•

The Funds will invest no more than 15% of the Funds’ managed assets in securities that, at the time of investment, are rated CCC+/Caa1 or lower, or are unrated but judged by the Sub-Adviser to be of comparable quality.

•	The Funds may invest up to 30% of their managed assets in securities of non-U.S. issuers, including up to 20% in emerging market issuers.

•	The Funds may invest up to 10% of their managed assets in non-U.S. dollar denominated securities.

Each Fund also may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts and options thereon, swaps (including interest rate and currency swaps), options on swaps and other derivative instruments. The Sub-Adviser may use derivative instruments to attempt to hedge some of the risk of each Fund’s investments or as a substitute for a position in the underlying asset.

Organizational Expenses

Prior to the commencement of operations for JHAA on December 18, 2018, the Fund had no operations other than those related to organizational matters, the Fund’s initial contribution of $100,014, by the Adviser, and the recording of the Fund’s organizational expenses of $16,000 and their reimbursement by the Adviser.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any when-issued/delayed delivery purchase commitments.

Investment Income

Investment income is comprised of interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK Interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends to shareholders, if any, are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. However, in seeking to achieve its investment objectives, each Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Funds, and the Funds may incur taxes on such retained amount. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

Notes to Financial Statements (continued)

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

JHY	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$196,025,855	$—	$196,025,855
Convertible Bonds	—	5,922,932	—	5,922,932
Sovereign Debt	—	3,515,692	—	3,515,692

Short-Term Investments:
Repurchase Agreements	—	2,551,690	—	2,551,690
Total	$—	$208,016,169	$—	$208,016,169

JHD
Long-Term Investments*:
Corporate Bonds	$—	$236,749,809	$—	$236,749,809
Sovereign Debt	—	16,477,484	—	16,477,484
Convertible Bonds	—	10,701,695	—	10,701,695

Short-Term Investments:
Repurchase Agreements	—	595,087	—	595,087
Total	$—	$264,524,075	$—	$264,524,075

JHB
Long-Term Investments*:
Corporate Bonds	$—	$696,866,082	$—	$696,866,082
Sovereign Debt	—	7,376,894	—	7,376,894
Convertible Bonds	—	3,814,196	—	3,814,196
Total	$—	$708,057,172	$—	$708,057,172
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

JHY	Value	% of Total Investments
Country:
Canada	$8,039,510	3.9%
Bermuda	3,874,663	1.9
Brazil	3,069,560	1.5
Netherlands	3,037,500	1.5
Hong Kong	3,011,924	1.4
Luxembourg	2,858,931	1.4
Japan	2,559,500	1.2
Zambia	2,400,000	1.2
Australia	2,390,976	1.1
Other	13,273,204	6.3
Total non-U.S. securities	$44,515,768	21.4%

Notes to Financial Statements (continued)

JHD	Value	% of Total Investments
Country:
Brazil	$9,696,458	3.7%
Canada	9,689,573	3.7
Japan	6,310,125	2.4
Spain	5,431,050	2.1
United Kingdom	5,156,180	1.9
Luxembourg	4,862,563	1.8
Australia	4,268,880	1.6
Israel	4,135,325	1.6
Italy	4,057,968	1.5
Other	24,942,147	9.4
Total non-U.S. securities	$78,550,269	29.7%

JHB
Country:
Canada	$35,677,683	5.0%
United Kingdom	19,936,874	2.8
Japan	16,036,325	2.3
China	10,645,577	1.5
Brazil	10,128,915	1.4
Italy	9,168,698	1.3
Luxembourg	8,445,500	1.2
Netherlands	8,299,875	1.2
Bermuda	6,697,513	0.9
Other	57,631,407	8.2
Total non-U.S. securities	$182,668,367	25.8%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
JHY	Fixed Income Clearing Corporation	$2,551,690	$(2,551,690)	$—
JHD	Fixed Income Clearing Corporation	595,087	(595,087)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Common Shares Equity Shelf Programs and Offering Costs

JHY has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the prior fiscal period.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	JHY
	Year Ended 12/31/18**	Year Ended 12/31/17*
Additional authorized common shares	3,400,000	3,400,000
Common shares sold	119,829	1,896,443
Offering proceeds, net of offering costs	$1,270,140	$18,758,425
*	Represents additional authorized shares for the period February 2, 2017 (effective date) through December 31, 2017.
**	Represents additional authorized shares for the period January 1, 2018 through October 31, 2018.

Costs incurred by the Fund in connection with its initial shelf registrations were recorded as a prepaid expense and recognized as a component of

“Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a

Notes to Financial Statements (continued)

component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Shelf offering expenses” on the Statement of Operations.

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	JHY		JHD
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17
Common shares:
Sold through shelf offering	119,829	1,896,443	—	—
Issued to shareholders due to reinvestment of distributions	28,375	35,208	—	4,047
Total	148,204	1,931,651	—	4,047

Weighted average common share:
Premium to NAV per shelf offering share sold	1.29%	2.19%	—%	—%

	JHB		JHAA*
	Year Ended 12/31/18	Year Ended 12/31/17	For the Period 12/18/18 (commencement of operations) through 12/31/18
Common shares:
Sold	—	—	7,000,000
Issued to shareholders due to reinvestment of distributions	—	17,009	—
Total	—	17,009	7,000,000
*	Prior to the commencement of operations, the Adviser purchased 10,128 shares, which are still held as of the end of the reporting period.

5. Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	JHY	JHD	JHB	JHAA
Purchases	$91,449,910	$111,817,686	$214,652,325	$—
Sales and maturities	63,950,163	162,258,692	192,858,872	—

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, the Funds may choose to distribute all or a portion of their net capital gains to shareholders, or alternatively, to retain all or a portion of their net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2018.

	JHY	JHD	JHB	JHAA
Tax cost of investments	$213,656,097	$267,050,910	$733,004,251	$—
Gross unrealized:
Appreciation	$64,327	$167,537	$1,009,636	$—
Depreciation	(5,704,255)	(2,694,372)	(25,956,715)	—
Net unrealized appreciation (depreciation) of investments	$(5,639,928)	$(2,526,835)	$(24,947,079)	$—

Permanent differences, primarily due to net operating losses, distribution reallocations and federal taxes paid, resulted in reclassifications among the Funds’ components of common share net assets as of December 31, 2018, the Funds’ tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2018, the Funds’ tax year end, were as follows:

	JHY	JHD	JHB	JHAA
Undistributed net ordinary income[1]	$722,208	$3,252,376	$6,113,267	$—
Undistributed net long-term capital gains	—	839,441	131,241	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended December 31, 2018 and December 31, 2017 was designated for purposes of the dividends paid deduction as follows:

2018	JHY	JHD	JHB	JHAA[3]
Distributions from net ordinary income[1]	$7,972,415	$11,854,089	$31,567,480	$—
Distributions from net long-term capital gains[2]	—	1,174,583	1,111,846	—

2017	JHY	JHD	JHB
Distributions from net ordinary income[1]	$9,060,189	$15,628,718	$33,521,733
Distributions from net long-term capital gains	—	890,410	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]

The Funds designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2018.

[3]	For the period December 18, 2018 (commencement of operations) through December 31, 2018.

As of December 31, 2018, the Funds’ tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

JHY
Not subject to expiration:
Short-term	$355,491
Long-term	347,904
Total	$703,395

7. Management Fees

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Notes to Financial Statements (continued)

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.5000%
For the next $250 million	0.4875
For managed assets over $750 million	0.4750

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2018, the complex-level fee for each Fund was 0.1602%.

8. Borrowing Arrangements

During the current fiscal period, JHY, JHD and JHB entered into borrowing arrangements (“Borrowings”) as a means of leverage.

The following Funds have entered into a credit agreement with a bank. As of the end of the reporting period each Fund’s maximum commitment amount under its Borrowings is as follows:

	JHY	JHB
Maximum commitment amount	$61,500,000	$190,000,000

JHY renewed its borrowings in April 2018 through April 2019, while JHB renewed its borrowings in January 2018 through January 2019. JHY incurred a 0.10% amendment fee based on the increase to the maximum commitment amount of the Borrowings. All other terms remained unchanged for each Fund.

During the current fiscal period, JHD reduced its maximum commitment and borrowing outstanding until September 27, 2018, at which time the Fund terminated its borrowings agreement.

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JHY	JHB
Outstanding balance on Borrowings	$61,500,000	$190,000,000

Interest is charged on these Borrowings for JHY at the 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.65% per annum on the amounts borrowed and a 0.125% per annum commitment fee on the undrawn portion of the Borrowings. JHD was charged on its Borrowings at the 1-month LIBOR plus 0.65% per annum on the amounts borrowed and 0.125% per annum on the undrawn portion of the Borrowings. JHB is charged at the 1-Month LIBOR plus 0.40% (0.65% prior to November 29, 2018) per annum and a 0.25% per annum commitment fee on the undrawn portion of the Borrowings on any day that more than 10% of the maximum commitment amount is undrawn.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	JHY	JHD*	JHB
Average daily balance outstanding	$56,938,356	$33,874,721	$190,000,000
Average annual interest rate	2.62%	2.51%	2.61%
*	For the period January 1, 2018 through September 27, 2018.

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding are secured by assets in the Fund’s portfolio of investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance and amendment fees are recognized as components of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

JHB has entered into a Rehypothecation Side Letter (“Side Letter”) with its credit agreement lender, allowing it to re-register a portion of its collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed 98% of the outstanding balance on the Borrowings. The Fund may designate any collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Hypothecated Securities against the current Borrowings under the Side Letter in the event that the lender fails to timely return the Hypothecated Securities and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

Upon execution of the Rehypothecation Side Letter, the Fund lowered the drawn rate on its credit agreement. The Fund will receive any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund had Hypothecated Securities totaling $164,632,049.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Notes to Financial Statements (continued)

9. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.

For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.

As of December 31, 2017, the Funds’ Statement of Changes in Net Assets reflected the following balances.

	JHY	JHD	JHB
Distributions to Shareholders
From net investment income	$(9,060,189)	$(14,783,538)	$(32,335,393)
From accumulated net realized gains	—	(1,735,590)	(1,186,340)
Decrease in net assets applicable to common shares from distributions to common shareholders	(9,060,189)	(16,519,128)	(33,521,733)
UNII at the end of period	$791,505	$3,546,699	$4,680,937

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

10. Subsequent Events

Target Term Termination Period

During January 2019, JHD entered the wind-up period in anticipation of its Termination Date. The Fund is a “target term” Fund that will cease its investment operations and liquidate its portfolio on December 1, 2019 and distribute the net proceeds to shareholders, unless the term is extended for a period of up to six months by a vote of the Board. Consequently, for the remainder of its term, the Fund will invest at least 80% of its managed assets in below investment grade securities; and short-term investment grade securities that have a final or remaining maturity of 397 days or less, as long as the maturity does not occur later than June 1, 2020.

Borrowing Arrangements

During January 2019, JHAA entered into a $27,500,000 (maximum commitment amount) borrowing agreement (“Borrowings”) and drew $26,500,000. Interest is charged on the Borrowings at the 1-Month LIBOR plus 0.60% per annum on the amounts borrowed. In addition to interest, the Fund also accrues a 0.13% per annum commitment fee on the undrawn portion of the Borrowings and a one-time upfront fee of 0.05% per annum on the maximum commitment amount.

During January 2019, JHB renewed its Borrowings and increased the maximum commitment amount and outstanding balance on its Borrowings to $215,000,000 and $207,000,000, respectively. In addition the interest charged in the Borrowings was changed from one-month LIBOR plus 0.40% to one-month LIBOR plus 0.45%. All other terms of the Borrowings remain unchanged.

Common Share Issuance

On January 24, 2019 and February 5, 2019, JHAA issued an additional 500,000 and 301,742 common shares, respectively, in connection with an exercise by the underwriters of their over allotment option.

Additional Fund Information

(Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider**
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert C. Young

*	Interested Board Member.
**	Retired from the Fund’s Board of Trustee effective December 31, 2018.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2018.

	JHY	JHD	JHB
% of Interest-Related Dividends	73.1%	68.8%	77.2%

Quarterly Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

JHY, JHD and JHB intend to repurchase, through their open-market share repurchase program, shares of their own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JHY	JHD	JHB
Common shares repurchased	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index: An index that tracks the performance of U.S. non-investment grade bonds with maturities of one to 4.99 years and limits each issue to 2% of the index. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), is responsible for determining whether to initially approve or, after an initial term, to renew, the advisory agreements for its respective Fund. With respect to Nuveen High Income 2020 Target Term Fund, Nuveen High Income December 2019 Target Term Fund and Nuveen High Income November 2021 Target Term Fund, a discussion of the Board’s approval of the most recent renewal of the advisory arrangements for the applicable Fund is set forth in such Fund’s semi-annual report for the period ended June 30, 2018. With respect to Nuveen High Income 2023 Target Term Fund, a discussion of the Board’s initial approval of the advisory arrangements for such Fund is set forth below.

NUVEEN HIGH INCOME 2023 TARGET TERM FUND (JHAA)

The Board Members are responsible for approving advisory arrangements and, at a meeting held on September 20, 2018 (the “Meeting”), were asked to approve the advisory arrangements for the following new fund: Nuveen High Income 2023 Target Term Fund (for purposes of the remainder of this discussion, the “Fund”). At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”), pursuant to which the Adviser serves as investment adviser to the Fund and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”), pursuant to which the Sub-Adviser serves as investment sub-adviser to the Fund. The Adviser and the Sub-Adviser are each hereafter a “Fund Adviser.” The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement” and collectively, the “Advisory Agreements.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen and its affiliates for their advisory activities;

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting and/or prior meetings, the Adviser made presentations to and responded to questions from the Board. During the Meeting and/or prior meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services expected to be provided by the Fund Advisers;

(b) investment performance, as described below; (c) the advisory fees and costs of the services expected to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.

A.	Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. Given that the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.

At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds (as applicable) and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.

With respect to services, the Board noted that the Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, at the Meeting and/or at prior meetings, the Board has recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provide to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services include, but are not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and with respect to closed-end funds, leverage, capital and distribution management services. In addition to the services provided by the Adviser, the Board has also noted the business-related risks the Adviser incurs in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Independent Board Members noted that the Adviser would oversee the Sub-Adviser, which was generally expected to provide portfolio advisory services to the Fund. In addition, as indicated above, the Board Members recognized the Sub-Adviser’s relevant experience and expertise.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B.	Investment Performance

The Fund was new and, therefore, did not have its own performance history. The Independent Board Members noted, however, that the strategies of the contemplated Fund were similar to those of the Nuveen High Income Bond Fund (the “High Income Bond Fund”), a Nuveen open-end fund which had an inception date of August 30, 2001. In this regard, the Independent Board Members reviewed certain performance information relating to the High Income Bond Fund, including average annualized total returns for the year-to-date, one-year, three-year, five-year and ten-year periods as of March 31, 2018 and calendar year returns for 2008 through 2017.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

Accordingly, the Independent Board Members reviewed, among other things, the proposed advisory fee and estimated net total expense ratio for the Fund (based on both common assets and total managed assets), as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which the Fund is expected to be classified. In considering the Fund’s advisory fees, the Board also noted the different components between the Fund’s investment strategies and those of the High Income Bond Fund, which contributed to the differences in fee rates between the funds. Further, the Independent Board Members considered the proposed sub-advisory fee rate for the Fund and noted that the Fund’s proposed management fee structure was in-line with that of certain other closed-end funds sub-advised by the Sub-Adviser.

The Independent Board Members recognized that assets attributable to the Fund’s use of leverage would be included in the amount of assets upon which the advisory fee is calculated. In this regard, the Independent Board Members noted that the advisory fee is based on a percentage of average daily “Managed Assets.” “Managed Assets” generally means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). “Total assets” for this purpose includes assets attributable to the Fund’s use of leverage. The Independent Board Members recognized that the fact that a decision to employ or increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets (and, in turn, increasing the Adviser’s and the Sub-Adviser’s management fees), means that the Adviser may have a conflict of interest in determining whether to use or increase leverage. The Independent Board Members noted, however, that the Adviser would seek to manage that potential conflict by recommending to the Board to leverage the Fund (or increase such leverage) when it determines that such action would be in the best interests of the Fund and its common shareholders, and by periodically reviewing with the Board the Fund’s performance and the impact of the use of leverage on that performance.

The Independent Board Members considered the proposed management fee rate as a percentage of Managed Assets before any fund-level and complex-wide breakpoints. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2.	Comparisons with the Fees of Other Clients

At the Meeting and/or at prior meetings, the Board has reviewed information regarding the fee rates that the Fund Advisers charge for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include: retail and institutional managed accounts; investment companies outside the Nuveen family; foreign investment companies offered by Nuveen; and collective investment trusts. The Board has further noted that the Adviser also advises certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, the Board has previously reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board has also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board has also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board has considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which have also contributed to differing management fee levels compared to such other Nuveen funds. In general, the Board has noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee would be essentially for portfolio management services. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, at the Meeting and/or at prior meetings, the Independent Board Members have considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members have reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members have also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board has recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board has noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

Additionally, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members have also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board has noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members have also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, have recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board has noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board has recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board has also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In addition, the Independent Board Members have reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members have also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members have also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board has noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. Although the Board has recognized that economies of scale are difficult to measure, the Independent Board Members have noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow and the Adviser’s investment in its business, which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board has previously recognized that economies of scale may occur not only when the assets of a particular fund grow, but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component, each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Accordingly, the Independent Board Members reviewed and considered the proposed management fees for the Fund, taking into account that there would be fund-level breakpoints and that the complex-wide fee arrangement would apply. In this regard, however, given that the Fund is a closed-end fund, the Independent Board Members recognized that although closed-end funds (such as the Fund) may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. In addition, the Independent Board Members have recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Independent Board Members concluded that the proposed fee structure was acceptable and reflected economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information at the Meeting and/or at prior meetings regarding other benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. With respect to closed-end funds, the Independent Board Members have recognized that an affiliate of the Adviser may receive revenues for serving as a co-manager in initial public offerings of new Nuveen closed-end funds and as the underwriter on shelf offerings of existing closed-end funds.

In addition to the above, the Independent Board Members have considered whether the Sub-Adviser uses commissions paid by the Nuveen funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). In this regard, the Board has recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute fund portfolio transactions. The Board, however, has noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board has noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit a Nuveen fund to the extent it enhances the ability of the Sub-Adviser to manage such fund or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	2008 Class II		168

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		168

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		168

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2009), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions and Chief Executive Officer of Zenith Electronics Corporation (1991-1996).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		168

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		168

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		168

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe, L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		168

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		168

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Member:

∎ MARGO L. COOK(3)

President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (2016- 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.

1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		74

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		168

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016- 2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		168

∎ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		168

∎ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		74

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		168

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		168

∎ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018		74

∎ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		74

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		168

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		168

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		168

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President Secretary	1988		168

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-J-1218D 741762-INV-Y-02/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2.01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2018	$22,240	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2017	$0	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

5 Fund commenced operations on 12/18/2018

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2018	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2017	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2018	$0	$0	$0	$0
December 31, 2017	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”), as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Timothy Palmer, CFA - Managing Director, Portfolio Manager, Taxable Fixed Income. Mr. Palmer is a senior fixed income portfolio manager and a member of the leveraged finance team. He is lead manager for the Nuveen Strategic Income Fund and manages core plus bond portfolios. He also is a portfolio manager responsible for high yield closed end funds. He previously co-led the taxable fixed income credit oversight process and was the head of the global interest rates and the emerging markets sector teams and a member of the fixed income strategy committee.

He began working in the financial industry in 1986 and became a portfolio manager in 1990. Before joining the firm in 2003, he was a senior fixed income portfolio manager with American Express Financial Advisors (now Columbia Management). Prior to that, he served as CEO and managing principal of Atlas Capital Management, and he was a senior fixed-income portfolio manager for Investment Advisors, Inc.

Michael Ainge, CFA, is a managing director and oversees the leveraged finance research for TIAA Investments. Michael is responsible for managing the organization’s global public fixed income leveraged finance credit research analysts. Additionally, he is responsible for covering the chemical, energy and utility sectors.

Previously, Michael served as co-head of structured product research. Prior to joining the leveraged finance team in 2000, he covered lease backed private placement securities and investment grade public corporate bonds in the consumer and industrial services, and aerospace and defense sectors. Michael joined TIAA Investments in 1998. He also worked at JP Morgan Investment Management and Segal Advisors as a performance analyst.

Anders Persson, CFA, is head of fixed income portfolio management and is responsible for managing Nuveen’s global fixed income portfolio managers. Anders is also a portfolio manager responsible for managing the organization’s leveraged loan portfolios and CLO platform. Prior to his current role, he was head of fixed income research and a senior research analyst for the leveraged finance team. Prior to joining Nuveen/TIAA, he was a founding member of the team that established SG Cowen’s European high yield effort in London and later worked to establish the high yield research effort within Schroders Investment. He has also worked as a sell-side high yield research analyst at Wells Fargo (formerly First Union).

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2018, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type*						(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Timothy Palmer	6	$2.69 billion	1	$31 million	10	$769 million	0	0	0	0	0	0
Michael Ainge	4	$1.75 billion	0	$0	0	$0	0	0	0	0	0	0
Anders Persson	4	$1.75 billion	0	$0	0	$0	0	0	0	0	0	0

*	Assets are as of December 31, 2018.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers compensation is as follows:

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF JHAA SECURITIES AS OF DECEMBER 31, 2018

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Timothy Palmer	X
Michael Ainge	X
Anders Persson	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen High Income 2023 Target Term Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2019

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2019